                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            TELE-COMMUNICATIONS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2), or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                           TELE-COMMUNICATIONS, INC.
                                TERRACE TOWER II
                                5619 DTC PARKWAY
                           ENGLEWOOD, COLORADO 80111
                                 (303) 267-5500

                                                                   July 22, 1996

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Tele-Communications, Inc. (the "Company" or "TCI"), which will be held at the TCI National Digital Television Center, 4100 E. Dry Creek Road, Littleton, Colorado, on August 15, 1996, starting at 10:00 a.m. local time. A notice of the annual meeting, a proxy card and a proxy statement containing important information about the matters to be acted upon at the annual meeting are enclosed. If you plan to attend in person, please read the attached Notice of Annual Meeting for information on admission procedures.

     You will be asked at the annual meeting to consider and vote upon: (i) the election of three directors of the Company to hold office until the 1999 annual meeting of stockholders or until their successors are elected and qualified,
(ii) the approval of the Tele-Communications, Inc. 1996 Incentive Plan, and
(iii) such other business as may properly come before the annual meeting.

     The Board of Directors has approved the adoption of the Company's 1996 Incentive Plan and believes its adoption is in the best interests of the Company and its stockholders. The Board of Directors recommends that the stockholders vote in favor of the proposals presented in the enclosed proxy statement.

     Whether or not you are personally able to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible. This action will not limit your right to vote in person if you wish to attend the annual meeting and vote personally.

                                            Sincerely yours,


                                            /s/ BOB MAGNESS
                                            Bob Magness
                                            Chairman of the Board

                           TELE-COMMUNICATIONS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 15, 1996

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (including any adjournment or postponement thereof, the "Annual Meeting") of Tele-Communications, Inc., a Delaware corporation (the "Company" or "TCI"), will be held at the TCI National Digital Television Center, 4100 E. Dry Creek Road, Littleton, Colorado, starting at 10:00 a.m. local time, on August 15, 1996, for the following purposes:

          1. To elect three directors of the Company to hold office until the 1999 annual meeting of stockholders or until their successors are elected and qualified (the "Election of Directors Proposal").

          2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1996 Incentive Plan (the "1996 Incentive Plan Proposal").

          3. To transact such other business as may properly come before the Annual Meeting.

     Holders of record of: (i) Tele-Communications, Inc. Series A TCI Group Common Stock (the "TCI Group Series A Stock"), (ii) Tele-Communications, Inc. Series A Liberty Media Group Common Stock (the "Liberty Group Series A Stock"),
(iii) Tele-Communications, Inc. Series B TCI Group Common Stock (the "TCI Group Series B Stock"), (iv) Tele-Communications, Inc. Series B Liberty Media Group Common Stock (the "Liberty Group Series B Stock"), (v) Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock (the "Class B Preferred Stock"),
(vi) Convertible Preferred Stock, Series C (the "Series C Preferred Stock"),
(vii) Redeemable Convertible TCI Group Preferred Stock, Series G (the "Series G Preferred Stock"), and (viii) Redeemable Convertible Liberty Media Group Preferred Stock, Series H (the "Series H Preferred Stock") at the close of business on June 17, 1996, the record date for the Annual Meeting, will be entitled to notice of the Annual Meeting. Holders of record of the TCI Group Series A Stock, the Liberty Group Series A Stock, the TCI Group Series B Stock, the Liberty Group Series B Stock, the Class B Preferred Stock, the Series C Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock at the close of business on the record date will be entitled to vote together as a single class on the Election of Directors Proposal, and holders of record of the TCI Group Series A Stock, the Liberty Group Series A Stock, the TCI Group Series B Stock, the Liberty Group Series B Stock and the Series C Preferred Stock at the close of business on the record date will be entitled to vote together as a single class on the 1996 Incentive Plan Proposal.

     To ensure that your interests will be represented at the Annual Meeting, regardless of whether you plan to attend in person, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope, which requires no postage if mailed in the United States. This action will not limit your right to vote in person if you wish to attend the Annual Meeting and vote personally.

     If you plan to attend the Annual Meeting in person, please bring the admission ticket printed on the back cover of this Proxy Statement or please bring other evidence of share ownership with you to gain admission to the Annual Meeting.

     This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders of the Company on or about July 22, 1996.

                                            By Order of the Board of Directors

                                            /s/ STEPHEN M. BRETT
                                            Stephen M. Brett
                                            Secretary
Englewood, Colorado
July 22, 1996

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                           TELE-COMMUNICATIONS, INC.

                                TERRACE TOWER II
                                5619 DTC PARKWAY
                           ENGLEWOOD, COLORADO 80111
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                           ANNUAL MEETING INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Tele-Communications, Inc. (the "Company" or "TCI") of proxies for use at the annual meeting of the stockholders of the Company, or at any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Meeting. Proxies are being solicited from the holders of the following securities of the Company: (i) Tele-Communications, Inc. Series A TCI Group Common Stock (the "TCI Group Series A Stock"), (ii) Tele-Communications, Inc. Series A Liberty Media Group Common Stock (the "Liberty Group Series A Stock"), (iii) Tele-Communications, Inc. Series B TCI Group Common Stock (the "TCI Group Series B Stock"), (iv) Tele-Communications, Inc. Series B Liberty Media Group Common Stock (the "Liberty Group Series B Stock"), (v) Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock (the "Class B Preferred Stock"), (vi) Convertible Preferred Stock, Series C (the "Series C Preferred Stock"), (vii) Redeemable Convertible TCI Group Preferred Stock, Series G (the "Series G Preferred Stock"), and (viii) Redeemable Convertible Liberty Media Group Preferred Stock, Series H (the "Series H Preferred Stock"). The aforementioned securities shall be referred to in this Proxy Statement, from time to time, as the "Voting Securities".

TIME AND PLACE; PURPOSES

     The Annual Meeting will be held at the TCI National Digital Television Center, 4100 E. Dry Creek Road, Littleton, Colorado, on August 15, 1996, starting at 10:00 a.m. local time. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon proposals: (i) to elect three directors of the Company to hold office until the 1999 annual meeting of stockholders or until their successors are elected and qualified (the "Election of Directors Proposal"); (ii) to consider and vote upon a proposal to approve the Tele-Communications, Inc. 1996 Incentive Plan (the "1996 Incentive Plan Proposal"); and (iii) to transact such other business as may properly come before the Annual Meeting.

     This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders of the Company on or about July 22, 1996.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

     The Board of Directors has fixed the close of business on June 17, 1996 (the "Record Date") as the date for the determination of holders of the Voting Securities entitled to notice of and to vote at the Annual Meeting. Only holders of record of shares of the Voting Securities at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

     Holders of record of the TCI Group Series A Stock, the Liberty Group Series A Stock, the TCI Group Series B Stock, the Liberty Group Series B Stock, the Class B Preferred Stock, the Series C Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock at the close of business on the Record Date will be entitled to vote together as a single class on the Election of Directors Proposal, and holders of record of the TCI Group Series A Stock, the Liberty Group Series A Stock, the TCI Group Series B Stock, the Liberty Group Series B Stock and the Series C Preferred Stock at the close of business on the Record Date will be entitled to vote together as a single class on the 1996 Incentive Plan Proposal. At the close of business on the Record Date, there were: (i) 583,938,288 shares of TCI Group Series A Stock outstanding and entitled to vote at the Annual Meeting, (ii) 84,675,501 shares of TCI Group Series B Stock outstanding and entitled to vote at the Annual Meeting, (iii) 145,959,648 shares of Liberty Group Series A Stock outstanding and entitled to vote at the Annual Meeting, (iv) 21,192,387 shares of Liberty Group Series B Stock outstanding and entitled to vote at the Annual Meeting, (v) 1,620,026 shares of Class B Preferred Stock outstanding and entitled to vote at the Annual Meeting, (vi) 70,575 shares of Series C Preferred Stock outstanding and entitled to vote at the Annual Meeting, (vii) 6,697,949 shares of Series G Preferred Stock outstanding and entitled to vote at the Annual Meeting, and (viii) 6,697,879 shares of Series H Preferred Stock outstanding and entitled to vote at the Annual Meeting.

     The presence, in person or by proxy, of the holders of a majority of the combined voting power of the outstanding shares of the Voting Securities entitled to vote is necessary to constitute a quorum at the Annual Meeting. The Election of Directors Proposal must be approved by a plurality of the votes of the shares of the TCI Group Series A Stock, the Liberty Group Series A Stock, the TCI Group Series B Stock, the Liberty Group Series B Stock, the Class B Preferred Stock, the Series C Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock, represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. The affirmative vote of a majority of the combined voting power and a majority of the combined number of the shares of the TCI Group Series A Stock, the Liberty Group Series A Stock, the TCI Group Series B Stock, the Liberty Group Series B Stock and the Series C Preferred Stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class, is required to approve the 1996 Incentive Plan Proposal. Each holder of record as of the Record Date of: (i) the TCI Group Series A Stock, the Liberty Group Series A Stock, the Class B Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock is entitled to cast one vote per share of such class or series held, (ii) the TCI Group Series B Stock and the Liberty Group Series B Stock is entitled to cast ten votes per share of such series held, and (iii) the Series C Preferred Stock is entitled to cast 100 votes per share of such series held, on each matter on which holders of shares of such class or series are entitled to vote at the Annual Meeting.

PROXIES

     All shares of the Voting Securities represented by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the Election of Directors Proposal and FOR the 1996 Incentive Plan Proposal. So far as the Company's Board of Directors is aware, the Election of Directors Proposal and the 1996 Incentive Plan Proposal are the only matters to be acted upon at the Annual Meeting. As to any other matter which may properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment. A properly executed proxy marked "ABSTAIN", although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the Annual Meeting, will not be voted and, therefore, except in the case of the Election of Directors Proposal, will have the same effect as a vote cast against the matter to which such instruction is indicated. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at a meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will also be counted for purposes of determining whether there is a quorum at the Annual Meeting and will be deemed shares not entitled to vote and will not be included for purposes of determining the aggregate voting power and number of shares represented and entitled to vote on such matter.

     A stockholder may revoke his or her proxy at any time prior to its use by delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

     The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram, in person or by other means. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable out-of-pocket expenses in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of April 30, 1996, information with respect to the ownership of TCI Group Series A Stock, Liberty Group Series A Stock, TCI Group Series B Stock, Liberty Group Series B Stock, Class B Preferred Stock, Series C Preferred Stock, Series G Preferred Stock and Series H Preferred Stock, by each person known to the Company to own beneficially more than 5% of any such class outstanding on that date. Shares issuable upon exercise of options or conversion of convertible securities are deemed to be outstanding for the purpose of computing the percentage of ownership and overall voting power of persons beneficially owning such options or convertible securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other person. Voting power in the table is computed with respect to a general election of directors and, therefore, the Class B Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock are included in the calculation notwithstanding the fact that the Class B Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock do not generally vote with respect to matters submitted to a vote of stockholders. The number of shares of Bob Magness and Dr. Malone includes interests of Mr. Magness and Dr. Malone in shares held by the trustee of TCI's Employee Stock Purchase Plan ("ESPP"). So far as is known to TCI, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them except as otherwise stated in the notes to the table and except for the shares held by the trustee of the ESPP for the benefit of Mr. Magness and Dr. Malone, which shares are voted at the discretion of the trustee.

                                                              AMOUNT AND
                                                              NATURE OF             PERCENT
                             NAME AND ADDRESS                 BENEFICIAL               OF         VOTING
   TITLE OF CLASS           OF BENEFICIAL OWNER               OWNERSHIP             CLASS(1)     POWER(1)
   --------------           -------------------               ----------            --------     --------
TCI Group Series A       Bob Magness, Chairman of              5,628,574(2)(3)(4)        *        26.0%
  Stock                   the Board and a Director
TCI Group Series B        5619 DTC Parkway                    37,132,076(2)(4)(7)    43.9%
  Stock                   Englewood, Colorado
Liberty Group Series                                           1,406,770(2)(3)(4)        *
  A Stock
Liberty Group Series                                           9,283,019(2)(4)(7)    43.8%
  B Stock
Class B Pref.                                                    125,000              7.7%
Series C Pref.                                                        --                --
Series G Pref.                                                        --                --
Series H Pref.                                                        --                --

TCI Group Series A       John C. Malone, President             2,171,776(5)              *        17.7%
  Stock                   and a Director
TCI Group Series B        5619 DTC Parkway                    25,332,083(6)(7)       29.9%
  Stock                   Englewood, Colorado
Liberty Group Series                                             542,849(5)              *
  A Stock
Liberty Group Series                                           6,360,520(6)(7)       30.0%
  B Stock
Class B Pref.                                                    306,000(6)          18.9%
Series C Pref.                                                        --                --
Series G Pref.                                                        --                --
Series H Pref.                                                        --                --

                                                              AMOUNT AND
                                                              NATURE OF            PERCENT
                              NAME AND ADDRESS                BENEFICIAL              OF         VOTING
   TITLE OF CLASS           OF BENEFICIAL OWNER               OWNERSHIP            CLASS(1)     POWER(1)
   --------------           -------------------               ----------           --------     --------
TCI Group Series A       Kearns-Tribune Corporation            8,792,514(4)           1.5%         6.9%
  Stock                   400 Tribune Building
TCI Group Series B        Salt Lake City, Utah                 9,112,500(4)(7)       10.8%
  Stock
Liberty Group Series                                           2,198,128(4)           1.5%
  A Stock
Liberty Group Series                                           2,278,125(4)(7)       10.8%
  B Stock
Class B Pref.                                                         --                --
Series C Pref.                                                        --                --
Series G Pref.                                                        --                --
Series H Pref.                                                        --                --

TCI Group Series A       The Associated Group, Inc.           12,479,976              2.1%         5.8%
  Stock                   200 Gateway Towers
TCI Group Series B        Pittsburgh, Pennsylvania             7,071,852              8.4%
  Stock
Liberty Group Series                                           3,119,994              2.1%
  A Stock
Liberty Group Series                                           1,767,963              8.3%
  B Stock
Class B Pref.                                                     41,598              2.6%
Series C Pref.                                                        --                --
Series G Pref.                                                        --                --
Series H Pref.                                                        --                --

TCI Group Series A       The Equitable Companies              41,193,448(8)           7.1%         3.1%
  Stock                   Incorporated
TCI Group Series B        787 Seventh Avenue                          --                --
  Stock                   New York, New York; and
Liberty Group Series     The Mutuelles AXA and AXA            14,685,004(9)          10.1%
  A Stock                 101-100 Terrasse Boieldieu
Liberty Group Series      92042 Paris La Defense                      --                --
  B Stock                 France
Class B Pref.                                                         --                --
Series C Pref.                                                        --                --
Series G Pref.                                                        --                --
Series H Pref.                                                        --                --

TCI Group Series A       The Capital Group                    39,546,870(10)          6.8%         2.9%
  Stock                   Companies, Inc.
TCI Group Series B        333 South Hope Street                       --                --
  Stock                   Los Angeles, California
Liberty Group Series                                          13,037,740(11)          8.9%
  A Stock
Liberty Group Series                                                  --                --
  B Stock
Class B Pref.                                                         --                --
Series C Pref.                                                        --                --
Series G Pref.                                                        --                --
Series H Pref.                                                        --                --

                                                              AMOUNT AND
                                                              NATURE OF            PERCENT
                              NAME AND ADDRESS                BENEFICIAL              OF         VOTING
   TITLE OF CLASS           OF BENEFICIAL OWNER               OWNERSHIP            CLASS(1)     POWER(1)
   --------------           -------------------               ----------           --------     --------
TCI Group Series A       Bill Daniels                                259(12)             *            *
  Stock                   c/o Daniels & Associates
TCI Group Series B        3200 Cherry Creek Drive South               --                --
  Stock                   Denver, Colorado
Liberty Group Series                                                  64(12)             *
  A Stock
Liberty Group Series                                                  --                --
  B Stock
Class B Pref.                                                         --                --
Series C Pref.                                                    70,575              100%
Series G Pref.                                                        --                --
Series H Pref.                                                        --                --

TCI Group Series A       Lawrence Flinn Jr.                    1,102,344(12)             *            *
  Stock                   209 Taconic Road
TCI Group Series B        Greenwich, Connecticut                  24,000(12)             *
  Stock
Liberty Group Series                                             275,611(12)             *
  A Stock
Liberty Group Series                                               6,000(12)             *
  B Stock
Class B Pref.                                                         --                --
Series C Pref.                                                        --                --
Series G Pref.                                                 6,186,647(12)         85.2%
Series H Pref.                                                 6,186,647(12)         85.2%

- ---------------

 *   Less than one percent.

 (1) Based on 583,361,905 shares of TCI Group Series A Stock (after elimination of shares of TCI held by subsidiaries of TCI), 84,681,629 shares of TCI Group Series B Stock, 145,817,085 shares of Liberty Group Series A Stock, 21,192,387 shares of Liberty Group Series B Stock, 1,620,026 shares of Class B Preferred Stock, 70,575 shares of Series C Preferred Stock, 6,707,718 shares of Series G Preferred Stock and 6,707,648 shares of Series H Preferred Stock outstanding on April 30, 1996.

 (2) Mr. Magness, as executor of the Estate of Betsy Magness, is the beneficial owner of all shares of TCI Group Series A Stock, TCI Group Series B Stock, Liberty Group Series A Stock and Liberty Group Series B Stock held of record by the Estate of Betsy Magness. The number of shares held by Mr. Magness includes 2,105,332 shares of TCI Group Series A Stock, 6,346,212 shares of TCI Group Series B Stock, 526,333 shares of Liberty Group Series A Stock and 1,586,553 shares of Liberty Group Series B Stock of which Mr. Magness is beneficial owner as executor.

 (3) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 1,000,000 shares of TCI Group Series A Stock and 250,000 shares of Liberty Group Series A Stock. Options to acquire 600,000 and 150,000 shares of TCI Group Series A Stock and Liberty Group Series A Stock, respectively, are currently exercisable. Additionally assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to acquire 1,000,000 shares of TCI Group Series A Stock and 250,000 shares of Liberty Group Series A Stock. None of the options are exercisable until August 4, 1996. Such grant is subject to the approval by stockholders of the 1996 Incentive Plan Proposal. See note 1 to the table in "CONCERNING
     MANAGEMENT -- Executive Compensation -- Option/SAR Grants Table of TCI" for additional information.

 (4) Mr. Magness and Kearns-Tribune Corporation ("Kearns") are parties to a buy-sell agreement under which neither party may dispose of their shares without notification of the proposed sale to the other, who may then buy such shares at the offered price, sell all of their shares to the other at the offered price or exchange one share of their TCI Group Series A Stock for each share of TCI Group Series B Stock or one share of their Liberty Group Series A Stock for each share of Liberty Group Series B Stock held by the other and purchase any remaining TCI Group Series B Stock or Liberty Group Series B Stock at the offered price. There are certain exceptions, including transfers to specified persons or entities, certain public sales of TCI Group Series A Stock or Liberty Group Series A Stock and exchanges of TCI Group Series A Stock for TCI Group Series B Stock or Liberty Group Series A Stock for Liberty Group Series B Stock.

 (5) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 1,000,000 shares of TCI Group Series A Stock and 250,000 shares of Liberty Group Series A Stock. Options to acquire 600,000 and 150,000 shares of TCI Group Series A Stock and Liberty Group Series A Stock, respectively, are currently exercisable. Additionally assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to acquire 1,000,000 shares of TCI Group Series A Stock and 250,000 shares of Liberty Group Series A Stock. None of the options are exercisable until August 4, 1996. Such grant is subject to the approval by stockholders of the 1996 Incentive Plan Proposal. See note 2 to the table in "CONCERNING
     MANAGEMENT -- Executive Compensation -- Option/SAR Grants Table of TCI" for additional information.

 (6) Includes 1,173,000 shares of TCI Group Series B Stock, 293,250 shares of Liberty Group Series B Stock and 6,900 shares of Class B Preferred Stock held by Dr. Malone's wife, Mrs. Leslie Malone, but Dr. Malone has disclaimed any beneficial ownership of such shares.

 (7) Pursuant to a letter agreement, dated June 17, 1988, Mr. Magness and Kearns each agreed with Dr. Malone that prior to making a disposition of a significant portion of their respective holdings of TCI Group Series B Stock or Liberty Group Series B Stock, he or it would first offer Dr. Malone the opportunity to purchase such shares.

 (8) The number of shares in the table is based upon a Schedule 13G, dated February 9, 1996, filed by The Equitable Companies Incorporated which
     Schedule 13G indicates that said corporation has sole voting power over 30,729,443 shares and shared voting power over 1,002,725 shares of TCI Group Series A Stock. No information is given with respect to voting power over the remaining shares.

 (9) The number of shares in the table is based upon a Schedule 13G, dated January 9, 1996, filed by The Equitable Companies Incorporated which
     Schedule 13G indicates that said corporation has sole voting power over 11,219,798 shares and shared voting power over 273,681 shares of Liberty Group Series A Stock. No information is given with respect to voting power over the remaining shares.

(10) Certain operating subsidiaries of The Capital Group Companies, Inc. exercised investment discretion over various institutional accounts which held as of December 29, 1995, 39,546,870 shares of TCI Group Series A Stock. Capital Guardian Trust Company, a bank, and one of such operating companies, exercised investment discretion over 3,636,820 of said shares. Capital Research and Management Company, a registered investment advisor, and Capital International Limited and Capital International, S.A., other operating subsidiaries, had investment discretion with respect to 35,565,750, 137,770 and 206,510 shares, respectively, of the above shares. The information set forth above is based upon a Schedule 13G, dated February 9, 1996, filed by The Capital Group Companies, Inc.

(11) Certain operating subsidiaries of The Capital Group Companies, Inc. exercised investment discretion over various institutional accounts which held as of December 29, 1995, 13,037,740 shares of Liberty Group Series A Stock. Capital Guardian Trust Company, a bank, and one of such operating companies, exercised investment discretion over 3,123,430 of said shares. Capital Research and Management Company, a registered investment advisor, and Capital International Limited and Capital International, S.A., other operating subsidiaries, had investment discretion with respect to 9,825,430, 34,440 and 54,420 shares, respectively, of the above shares. The information set forth above is based upon a Schedule 13G, dated February 9, 1996, filed by The Capital Group Companies, Inc.

(12) Based upon the Company's review of the record of stockholders provided by the Company's transfer agent, The Bank of New York.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of April 30, 1996, information with respect to the ownership of: (i) TCI Voting Securities (TCI Group Series A Stock, TCI Group Series B Stock, Liberty Group Series A Stock, Liberty Group Series B Stock, Class B Preferred Stock, Series C Preferred Stock, Series G Preferred Stock and Series H Preferred Stock) and (ii) the voting securities of Tele-Communications International, Inc., a majority owned subsidiary of the Company ("International"), (which consist of Tele-Communications International, Inc. Series A Common Stock ("TINTA Series A Stock") and Tele-Communications International, Inc. Series B Common Stock ("TINTA Series B Stock")) by all directors and each of the named executive officers of TCI and by all executive officers and directors of TCI as a group. Shares issuable upon exercise of options or conversion of convertible securities and upon vesting of restricted shares are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other person. Voting power in the table is computed with respect to a general election of directors. The number of TCI Group Series A Stock, TCI Group Series B Stock, Liberty Group Series A Stock and Liberty Group Series B Stock in the table include interests of the named directors or executive officers or of members of the group of directors and executive officers in shares held by the trustee of TCI's ESPP and shares held by the trustee of United Artists Entertainment Company's Employee Stock Ownership Plan for their respective accounts. So far as is known to TCI, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them except as otherwise stated in the notes to the table and except for the shares held by the trustee of TCI's ESPP for the benefit of such person, which shares are voted at the discretion of the trustee.

                                                AMOUNT AND
                                                  NATURE
                                                    OF                             PERCENT    VOTING
                                 NAME OF        BENEFICIAL                         OF CLASS   POWER
     TITLE OF CLASS         BENEFICIAL OWNER    OWNERSHIP                           (1)(2)    (1)(2)
- -------------------------  -------------------  ----------                         --------   -----
TCI Group Series A Stock   Bob Magness           5,628,574(3)                         *       26.0%
TCI Group Series B Stock                        37,132,076(3)                        43.9%
Liberty Group Series A                           1,406,770(3)                         *
  Stock
Liberty Group Series B                           9,283,019(3)                        43.8%
  Stock
Class B Pref.                                      125,000(3)                         7.7%
Series C Pref.                                          --                              --
Series G Pref.                                          --                              --
Series H Pref.                                          --                              --
TINTA Series A Stock                               450,000                            *         *
TINTA Series B Stock                                    --                              --

                                                AMOUNT AND
                                                  NATURE
                                                    OF                             PERCENT    VOTING
                                 NAME OF        BENEFICIAL                         OF CLASS   POWER
     TITLE OF CLASS         BENEFICIAL OWNER    OWNERSHIP                           (1)(2)    (1)(2)
     --------------         ----------------    ----------                         --------   -----
TCI Group Series A Stock   John C. Malone        2,171,776(4)                            *    17.7%
TCI Group Series B Stock                        25,332,083(4)                        29.9%
Liberty Group Series A                             542,849(4)                            *
  Stock
Liberty Group Series B                           6,360,520(4)                        30.0%
  Stock
Class B Pref.                                      306,000(4)                        18.9%
Series C Pref.                                          --                              --
Series G Pref.                                          --                              --
Series H Pref.                                          --                              --
TINTA Series A Stock                                50,000(17)                           *        *
TINTA Series B Stock                                    --                              --

TCI Group Series A Stock   Donne F. Fisher         586,365(5)                            *        *
TCI Group Series B Stock                           249,072                               *
Liberty Group Series A                             148,858(5)                            *
  Stock
Liberty Group Series B                              62,268                               *
  Stock
Class B Pref.                                        3,464                               *
Series C Pref.                                          --                              --
Series G Pref.                                          --                              --
Series H Pref.                                          --                              --
TINTA Series A Stock                                    --                              --       --
TINTA Series B Stock                                    --                              --

TCI Group Series A Stock   John W. Gallivan         52,124(6)(16)                        *        *
TCI Group Series B Stock                                --                              --
Liberty Group Series A                              13,031(6)(16)                        *
  Stock
Liberty Group Series B                                  --                              --
  Stock
Class B Pref.                                           14(16)                           *
Series C Pref.                                          --                              --
Series G Pref.                                          --                              --
Series H Pref.                                          --                              --
TINTA Series A Stock                                    --                              --       --
TINTA Series B Stock                                    --                              --

                                                AMOUNT AND
                                                  NATURE
                                                    OF                             PERCENT    VOTING
                                 NAME OF        BENEFICIAL                         OF CLASS   POWER
     TITLE OF CLASS         BENEFICIAL OWNER    OWNERSHIP                           (1)(2)    (1)(2)
     --------------         ----------------    ----------                         --------   -----
TCI Group Series A Stock   Kim Magness              50,000(7)                            *      *
TCI Group Series B Stock                           518,000                               *
Liberty Group Series A                              12,500(7)                            *
  Stock
Liberty Group Series B                             129,500                               *
  Stock
Class B Pref.                                           --                              --
Series C Pref.                                          --                              --
Series G Pref.                                          --                              --
Series H Pref.                                          --                              --
TINTA Series A Stock                                 2,000                               *      *
TINTA Series B Stock                                    --                              --

TCI Group Series A Stock   Jerome H. Kern        2,050,000(8)                            *      *
TCI Group Series B Stock                                --                              --
Liberty Group Series A                             512,500(8)                            *
  Stock
Liberty Group Series B                                  --                              --
  Stock
Class B Pref.                                           --                              --
Series C Pref.                                          --                              --
Series G Pref.                                          --                              --
Series H Pref.                                          --                              --
TINTA Series A Stock                                50,000(18)                           *      *
TINTA Series B Stock                                    --                              --

TCI Group Series A Stock   Tony Coehlo             150,800(9)                            *      *
TCI Group Series B Stock                                --                              --
Liberty Group Series A                              12,700(9)                            *
  Stock
Liberty Group Series B                                  --                              --
  Stock
Class B Pref.                                           --                              --
Series C Pref.                                          --                              --
Series G Pref.                                          --                              --
Series H Pref.                                          --                              --
TINTA Series A Stock                                 1,000                               *      *
TINTA Series B Stock                                    --                              --

                                                AMOUNT AND
                                                  NATURE
                                                    OF                             PERCENT    VOTING
                                 NAME OF        BENEFICIAL                         OF CLASS   POWER
     TITLE OF CLASS         BENEFICIAL OWNER    OWNERSHIP                           (1)(2)    (1)(2)
     --------------         ----------------    ----------                         --------   -----
TCI Group Series A Stock   Robert A. Naify      23,688,860(10)                        3.9%     1.6%
TCI Group Series B Stock                                --                              --
Liberty Group Series A                           5,922,192(10)                        3.9%
  Stock
Liberty Group Series B                                  --                              --
  Stock
Class B Pref.                                        1,000                               *
Series C Pref.                                          --                              --
Series G Pref.                                          --                              --
Series H Pref.                                          --                              --
TINTA Series A Stock                                    --                              --       --
TINTA Series B Stock                                    --                              --

TCI Group Series A Stock   Fred A. Vierra          580,320(11)                           *        *
TCI Group Series B Stock                                --                              --
Liberty Group Series A                             140,994(11)                           *
  Stock
Liberty Group Series B                                  --                              --
  Stock
Class B Pref.                                          200                               *
Series C Pref.                                          --                              --
Series G Pref.                                          --                              --
Series H Pref.                                          --                              --
TINTA Series A Stock                               442,000(12)                           *        *
TINTA Series B Stock                                    --                              --

TCI Group Series A Stock   Brendan R. Clouston   1,985,390(13)                           *        *
TCI Group Series B Stock                               230                               *
Liberty Group Series A                             221,347(13)                           *
  Stock
Liberty Group Series B                                  57                               *
  Stock
Class B Pref.                                           --                              --
Series C Pref.                                          --                              --
Series G Pref.                                          --                              --
Series H Pref.                                          --                              --
TINTA Series A Stock                                    --                              --       --
TINTA Series B Stock                                    --                              --

                                                AMOUNT AND
                                                  NATURE
                                                    OF                             PERCENT    VOTING
                                 NAME OF        BENEFICIAL                         OF CLASS   POWER
     TITLE OF CLASS         BENEFICIAL OWNER    OWNERSHIP                           (1)(2)    (1)(2)
     --------------         ----------------    ----------                         --------   -----
TCI Group Series A         All directors and    40,827,576(1)(3)(4)(5)(6)(7)(8)       6.6%    45.4%
  Stock                    executive officers             (9)(10)(11)(13)(14)
TCI Group Series B         as a group (17       63,236,807(1)(3)(4)(12)              74.7%
  Stock                    persons)
Liberty Group                                   10,783,717(1)(3)(4)(5)(6)(7)(8)       7.0%
  Series A Stock                                          (9)(10)(11)(13)(14)
Liberty Group Series B                          15,836,700(1)(3)(4)                  74.7%
  Stock
Class B Pref.                                      438,884(1)(4)                     27.1%
Series C Pref.                                          --                              --
Series G Pref.                                          --                              --
Series H Pref.                                          --                              --
TINTA Series A Stock                             1,053,200(2)(12)(15)(17)(18)            *        *
TINTA Series B Stock                                    --                              --

- ---------------

  *  Less than one percent.

 (1) See note 1 to the table in "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT -- Security Ownership of Certain Beneficial Owners".

 (2) Based on 106,960,873 shares of TINTA Series A Stock and 11,700,000 shares of TINTA Series B Stock outstanding on April 30, 1996.

 (3) See notes (2) through (4) and note (7) to the table in "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT -- Security Ownership of Certain Beneficial Owners".

 (4) See notes (5) through (7) to the table in "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT -- Security Ownership of Certain Beneficial Owners".

 (5) Assumes the exercise in full of (i) stock options granted in tandem with stock appreciation rights in November of 1994 pursuant to the TCI 1994 Stock Incentive Plan (the "1994 Plan") to acquire 200,000 shares of TCI Group Series A Stock and 50,000 shares of Liberty Group Series A Stock and
     (ii) stock options granted in January 1996 pursuant to the TCI 1994 Nonemployee Director Stock Option Plan (the "Director Stock Option Plan") to acquire 50,000 shares of TCI Group Series A Stock and 12,500 shares of Liberty Group Series A Stock. Options to acquire 40,000 shares of TCI Group Series A Stock and 10,000 shares of Liberty Group Series A Stock are currently exercisable under the 1994 Plan. None of the stock options granted pursuant to the Director Stock Option Plan are currently exercisable. See "CONCERNING MANAGEMENT -- Compensation of Directors" for additional information. Also, see note 8 to the table in "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of TCI".

 (6) Includes 1,524 shares of TCI Group Series A Stock and 381 shares of Liberty Group Series A Stock held by Mr. Gallivan's wife. Also, assumes the exercise in full of options granted pursuant to the Director Stock Option Plan to acquire 50,000 shares of TCI Group Series A Stock and 12,500 shares of Liberty Group Series A Stock. Options to acquire 10,000 shares of TCI Group Series A Stock and 2,500 shares of Liberty Group Series A Stock are currently exercisable. See "CONCERNING MANAGEMENT -- Compensation of Directors" for additional information.

 (7) Assumes the exercise in full of options granted pursuant to the Director Stock Option Plan to acquire 50,000 shares of TCI Group Series A Stock and 12,500 shares of Liberty Group Series A Stock. Options to acquire 10,000 shares of TCI Group Series A Stock and 2,500 shares of Liberty Group Series A Stock are currently exercisable. See "CONCERNING
     MANAGEMENT -- Compensation of Directors" for additional information.

 (8) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights to acquire 1,500,000 shares of TCI Group Series A Stock and 375,000 shares of Liberty Group Series A Stock. Options to acquire 700,000 shares and 175,000 shares of TCI Group Series A Stock and Liberty Group Series A Stock, respectively, are currently exercisable and the remainder vest and become exercisable evenly over two years. The options expire on October 12, 1998. Additionally, assumes the exercise in full of stock options granted in tandem with stock appreciation rights to acquire 500,000 shares of TCI Group Series A Stock and 125,000 shares of Liberty Group Series A Stock. None of the options are exercisable until August 4, 1996. Also assumes the exercise in full of stock options granted pursuant to the Director Stock Option Plan to acquire 50,000 shares of TCI Group Series A Stock and 12,500 shares of Liberty Group Series A Stock. Options to acquire 10,000 shares of Series A and 2,500 shares of Liberty Group Series A Stock are currently exercisable. See "CONCERNING
     MANAGEMENT -- Compensation of Directors" for additional information.

 (9) Assumes the exercise in full of stock options granted to acquire 50,000 shares of TCI Group Series A Stock and 12,500 shares of Liberty Group Series A Stock. Options to acquire 10,000 shares of TCI Group Series A Stock and 2,500 shares of Liberty Group Series A Stock are currently exercisable. See "CONCERNING MANAGEMENT -- Compensation of Directors" for additional information. Additionally assumes the exercise in full of stock options granted in tandem with stock appreciation rights granted to acquire 100,000 shares of TCI Group Series A Stock. None of these options are exercisable until August 4, 1996. See "CONCERNING MANAGEMENT -- Certain Relationships and Related Transactions -- Transactions with Management and Others" for additional information.

(10) Mr. Robert Naify received notes, which are currently convertible into 22,446,926 shares of TCI Group Series A Stock and 5,611,731 shares of Liberty Group Series A Stock, as partial consideration for the sale to TCI of the stock owned by him in United Artists Communications, Inc. ("UACI"). Mr. Naify is also a co-trustee, along with Mr. Naify's brother, Marshall, and their sister, of a trust for the benefit of Marshall which holds additional notes convertible into 341,606 shares of TCI Group Series A Stock and 85,401 shares of Liberty Group Series A Stock. The number of shares indicated as held by Mr. Naify assumes the conversion of these notes. Also, assumes the exercise in full of options granted pursuant to the Director Stock Option Plan to acquire 50,000 shares of TCI Group Series A Stock and 12,500 shares of Liberty Group Series A Stock. Options to acquire 10,000 shares of TCI Group Series A Stock and 2,500 shares of Liberty Group Series A Stock are currently exercisable. See "CONCERNING MANAGEMENT -- Compensation of Directors" for additional information.

(11) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 100,000 shares of TCI Group Series A Stock and 25,000 shares of Liberty Group Series A Stock. Options to acquire 60,000 shares of TCI Group Series A Stock and 15,000 shares of Liberty Group Series A Stock are currently exercisable. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1993 to acquire 100,000 shares of TCI Group Series A Stock and 25,000 shares of Liberty Group Series A Stock. Options to acquire 50,000 shares of TCI Group Series A Stock and 12,500 shares of Liberty Group Series A Stock are currently exercisable. See note 9 to the table in "CONCERNING MANAGEMENT -- Executive
     Compensation -- Summary Compensation Table of TCI" for additional information. Additionally assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 200,000 shares of TCI Group Series A Stock and 50,000 shares of Liberty Group Series A Stock. Options to acquire 40,000 shares of TCI Group Series A Stock and 10,000 shares of Liberty Group Series A Stock are currently exercisable. See note 8 to the table in "CONCERNING
     MANAGEMENT -- Executive Compensation -- Summary Compensation Table of TCI" for additional information.

(12) Assumes the exercise in full of options granted in tandem with stock appreciation rights in December of 1995 to acquire 400,000 shares of TINTA Series A Stock. None of the options are exercisable until August 4, 1996. See note 3 to the table in "CONCERNING MANAGEMENT -- Executive
     Compensation -- Option/SAR Grants Table of TCI" for additional information. Additionally assumes the vesting in full of 15,000 shares of TINTA Series A Stock which is restricted. None of such stock is currently vested. See note 5 to the table in "CONCERNING
     MANAGEMENT -- Executive Compensation -- Summary Compensation Table of TCI" for additional information.

(13) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 300,000 shares of TCI Group Series A Stock and 75,000 shares of Liberty Group Series A Stock. Options to acquire 100,000 shares of TCI Group Series A Stock and 25,000 shares of Liberty Group Series A Stock are currently exercisable. Additionally assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1993 to acquire 375,000 shares of TCI Group Series A Stock and 93,750 shares of Liberty Group Series A Stock. Options to acquire 125,000 shares of TCI Group Series A Stock and 31,250 shares of Liberty Group Series A Stock are currently exercisable. See note 9 to the table "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of TCI" for additional information. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 200,000 shares of TCI Group Series A Stock and 50,000 shares of Liberty Group Series A Stock. Options to acquire 40,000 shares of TCI Group Series A Stock and 10,000 shares of Liberty Group Series A Stock are currently exercisable. See note 8 to the table in "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of TCI" for additional information. Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to purchase 1,000,000 shares of TCI Group Series A Stock. None of the options are exercisable until August 4, 1996. See note 4 to the table in "CONCERNING MANAGEMENT -- Executive Compensation -- Option/SAR Grants Table of TCI" for additional information. Additionally assumes the vesting in full of 100,000 shares of TCI Group Series A Stock which is restricted. None of the stock is currently vested. See note 6 to the table in "CONCERNING
     MANAGEMENT -- Executive Compensation -- Summary Compensation Table of TCI" for additional information.

(14) Certain executive officers and directors of TCI (10 persons, including Messrs. Magness, Malone, Vierra and Clouston) hold options which were granted in tandem with stock appreciation rights in November of 1992, to acquire an aggregate of 3,025,000 shares of TCI Group Series A Stock and an aggregate of 756,250 shares of Liberty Group Series A Stock at purchase prices of $12.50 per share and $16.75 per share, respectively. Options to acquire 1,735,000 shares of TCI Group Series A Stock and 433,750 shares of Liberty Group Series A Stock are currently exercisable. Additionally certain executive officers (8 persons including Messrs. Vierra and Clouston) hold stock options granted in tandem with stock appreciation rights in October and November of 1993 to acquire an aggregate of 1,100,000 shares of TCI Group Series A Stock and an aggregate of 275,000 shares of Liberty Group Series A Stock at purchase prices of $12.50 per share and $16.75 per share, respectively. Options to acquire 487,500 shares of TCI Group Series A Stock and 121,875 shares of Liberty Group Series A Stock are currently exercisable. Also, certain executive officers and directors (10 persons including Messrs. Fisher, Vierra and Clouston) hold stock options which were granted in tandem with stock appreciation rights in November of 1994 to acquire an aggregate of 1,450,000 shares of TCI Group Series A Stock and an aggregate of 362,500 shares of Liberty Group Series A Stock at purchase prices of $16.50 per share and $22.50 per share, respectively. Options to acquire 290,000 shares of TCI Group Series A Stock and 72,500 shares of Liberty Group Series A Stock are currently exercisable. Additionally, certain executive officers and directors (11 persons, including Messrs. Magness, Malone, Kern and Clouston) hold stock options which were granted, pursuant to the TCI 1994 Stock Incentive Plan (the "1994 Plan") and the TCI 1996 Incentive Plan (the "1996 Plan"), in tandem with stock appreciation rights in December of 1995 to acquire an aggregate of 4,650,000 shares of TCI Group Series A Stock at $17.00 per share. The 1996 Plan is subject to approval by stockholders pursuant to the 1996 Incentive Plan Proposal. None of the options are exercisable until August 4, 1996. Additionally, certain executive officers and directors (6 persons, including Messrs. Magness, Malone and Kern) hold stock options which were granted, pursuant to the 1994 Plan and the 1996 Plan, in tandem with stock appreciation rights in December of 1995 to acquire an aggregate of 1,775,000 shares of Liberty Group Series A Stock at a purchase price of $24.00 per share. None of the options are exercisable until August 4, 1996. Also, certain executive officers (7 persons, including Mr. Clouston) hold an aggregate of 240,000 shares of TCI Group Series A

     Stock which is restricted. None of the shares are currently vested. Certain executive officers (2 persons) hold an aggregate of 20,000 shares of Liberty Group Series A Stock which is restricted. None of the shares are currently vested. Mr. Kern holds an option to acquire 1,500,000 shares of TCI Group Series A Stock and 375,000 shares of Liberty Group Series A Stock as described in note 8 above. Also, Messrs. Gallivan, Kim Magness, Kern, Coelho and Naify hold options to purchase an aggregate of 250,000 shares of TCI Group Series A Stock and an aggregate of 62,500 shares of Liberty Group Series A Stock at purchase prices of $16.50 per share and $22.50 per share, respectively. Options to purchase 50,000 shares of TCI Group Series A Stock and 12,500 shares of Liberty Group Series A Stock are currently exercisable. Also, Mr. Fisher holds options to purchase an aggregate of 50,000 shares of TCI Group Series A Stock and an aggregate of 12,500 shares of Liberty Group Series A Stock at purchase prices of $19.75 per share and $25.25 per share, respectively. None of such options are currently exercisable. All of the aforementioned options with tandem stock appreciation rights, options and restricted stock are reflected in this table assuming the exercise or vesting in full of such securities.

(15) Two executive officers, including Mr. Vierra, hold options which were granted in tandem with stock appreciation rights in December of 1995 to acquire an aggregate of 450,000 shares of TINTA Series A Stock. None of the options are exercisable until August 4, 1996. Additionally Mr. Vierra holds 15,000 shares of TINTA Series A Stock which is restricted. None of the shares are currently vested. Additionally, one executive officer holds options granted in tandem with stock appreciation rights in December of 1995 by TCI to acquire 50,000 shares of its TINTA Series A Stock. None of the options are exercisable until August 4, 1996.

(16) The number of shares in the table does not include any shares held by Kearns, of which Mr. Gallivan is an officer.

(17) Assumes the exercise in full of stock options granted in April of 1996 pursuant to the TINTA 1996 Nonemployee Director Stock Option Plan (the "TINTA Director Stock Option Plan") to acquire 50,000 shares of TINTA Series A Stock. None of these options are exercisable until April of 1997.

(18) Assumes the exercise in full of stock options granted in April of 1996 pursuant to the TINTA Director Stock Option Plan to acquire 50,000 shares of TINTA Series A Stock. None of these options are exercisable until April of 1997.

     No equity securities in any subsidiary of the Company, other than directors' qualifying shares, are owned by any of the Company's executive officers or directors, except for those shares of TINTA Series A Stock reflected in the tables in "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" and except that Mr. Bob Magness, a director and an executive officer of the Company, owns 948 shares of 12% Series C Cumulative Compounding Preferred Stock ("WestMarc Preferred Stock") of WestMarc Communications, Inc. ("WestMarc"), a wholly-owned subsidiary of TCI. Mr. Kim Magness, a director of the Company, owns 31 shares of WestMarc Preferred Stock; Dr. Malone, a director and an executive officer of the Company, owns, as trustee for his children, 68 shares of WestMarc Preferred Stock; Mr. Larry Romrell, an officer of the Company, owns 103 shares of WestMarc Preferred Stock and Mr. Jerome Kern, a director of the Company, is deemed to have beneficial ownership over 116 shares of WestMarc Preferred Stock owned by his wife, Diane D. Kern. Mr. Kern has disclaimed any beneficial ownership of such shares owned by Mrs. Kern. In addition, in July 1996, Brendan Clouston, an executive officer of the Company, was granted a restricted stock award of 62 shares of WestMarc Preferred Stock. See "CONCERNING MANAGEMENT -- Certain Relationships and Related
Transactions -- Transactions with Management and Others" for a discussion of certain other proposed acquisitions by a director and certain executive officers of the Company of equity in certain of the Company's subsidiaries.

CHANGE OF CONTROL

     The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                         ELECTION OF DIRECTORS PROPOSAL

GENERAL

     The persons named in the accompanying proxy will vote for the election of three directors, with the term of office of each to continue until the 1999 annual meeting of stockholders or until his successor shall have been duly elected and qualified, unless authority to vote is withheld. Tony Coelho, John
C. Malone and Robert A. Naify are the three nominees for election as directors of the Company, and the Company is informed that these nominees are willing to serve as directors. However, if any such nominee should decline or shall become unable to serve as a director for any reason, votes will be cast for a substitute nominee, if any, designated by the Board of Directors, or, if none is so designated prior to the election, votes will be cast according to the judgment in such matters of the person or persons voting the proxy. Messrs. Coelho, Malone and Naify are each incumbent directors.

     The following lists the three nominees for election as directors of the Company and the five directors of the Company whose term of office will continue after the Annual Meeting, including the birth date of each person, the positions with the Company or principal occupations of each person, certain other directorships held and the year each person became a director of the Company. The numbers of Voting Securities owned beneficially by each such person as of April 30, 1996 are set forth in "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT".

NOMINEES FOR ELECTION AS DIRECTORS

     JOHN C. MALONE: Born March 7, 1941; director of the Company since June of 1994; Chief Executive Officer and President of TCI since January of 1994; Chief Executive Officer of TCI Communications, Inc., the predecessor company to TCI and now a majority owned subsidiary of TCI ("TCIC"), from March of 1992 to October of 1994 and President of TCIC from 1973 to October of 1994; Chairman of the Board and director of International since May 1995; is President and a director of many of the Company's subsidiaries; also a director of Turner Broadcasting System, Inc., BET Holdings, Inc., Home Shopping Network, Inc. and The Bank of New York; TCIC director since 1973.

     TONY COELHO: Born June 14, 1942; director of the Company since June of 1994; TCIC director from March of 1994 to August 1994; is Chairman of the Board and Chief Executive Officer of ETC w/tci, Inc. (TCI's newly formed education division) since October 1995; Chairman and Chief Executive Officer of Coelho Associates, LLC since July of 1995; was President and Chief Executive Officer of Wertheim Schroder Investment Services from 1990 to June of 1995 and Managing Director of Wertheim Schroder & Co., Incorporated from 1989 to June of 1995; was formerly U.S. Representative from California from January 1979 through June 1989 and Majority Whip of the U.S. House of Representatives from December 1986 through June 1989; also a director of Circus Circus Enterprises, Inc., ICF Kaiser International, Inc., Service Corporation International, Specialty Retail Group, Inc., Crop Growers Corporation, and Tanknology Environmental, Inc.

     ROBERT A. NAIFY: Born February 17, 1922; director of the Company since June of 1994; TCIC director from 1987 to August of 1994; also Co-Chairman, Co-Chief Executive Officer and a director of The Todd-AO Corporation.

DIRECTORS WHOSE TERM EXPIRES IN 1997

     DONNE F. FISHER: Born May 24, 1938; director of the Company since June of 1994; TCIC director since 1980; Executive Vice President of the Company from January of 1994 to January of 1996; Mr. Fisher resigned as Executive Vice President on January 1, 1996; Executive Vice President of TCIC from December of 1991 to October of 1994; was previously Senior Vice President of TCIC since 1982 and Treasurer since 1970; also a director of General Communication, Inc. and United Video Satellite Group, Inc.

     KIM MAGNESS: Born May 17, 1952; director of the Company since June of 1994; TCIC director from 1985 to August of 1994; reinstated as TCIC director in January 1996; manages numerous personal and business investments, and is Chairman and President of a company developing liners for irrigation canals.

DIRECTORS WHOSE TERM EXPIRES IN 1998

     BOB MAGNESS: Born June 3, 1924; Chairman of the Board and director of the Company since June of 1994 and of TCIC since 1973; TCIC director since 1968.

     JOHN W. GALLIVAN: Born June 28, 1915; director of the Company since June of 1994; Chairman of the Board of Kearns-Tribune Corporation, a newspaper publishing concern; also a director of Silver King Mining Company; TCIC director from 1980 to August of 1994. Reinstated as TCIC director in January 1996.

     JEROME H. KERN: Born June 1, 1937; director of the Company since June of 1994; TCIC director from December of 1993 to August of 1994; director of International since May 1995; also special counsel from July 1996 to present and a senior partner from September 1992 to July 1996 with the law firm of Baker & Botts, L.L.P. Prior to joining Baker & Botts, L.L.P., Mr. Kern was a senior partner with the Law Offices of Jerome H. Kern from January 1, 1992 to September 1, 1992 and, prior to that, was a senior partner with the law firm of Shea & Gould from 1986 through December 31, 1991.

VOTES REQUIRED FOR APPROVAL

     THE ELECTION OF DIRECTORS PROPOSAL MUST BE APPROVED BY A PLURALITY OF THE VOTES OF THE SHARES OF THE TCI GROUP SERIES A STOCK, THE LIBERTY GROUP SERIES A STOCK, THE TCI GROUP SERIES B STOCK, THE LIBERTY GROUP SERIES B STOCK, THE CLASS B PREFERRED STOCK, THE SERIES C PREFERRED STOCK, THE SERIES G PREFERRED STOCK AND THE SERIES H PREFERRED STOCK, REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING, VOTING AS A SINGLE CLASS.

                             CONCERNING MANAGEMENT

EXECUTIVE OFFICERS

     The following lists the executive officers of the Company, other than the directors listed above, their birth dates, and a description of their business experience and positions held with the Company as of April 30, 1996. All officers are appointed for an indefinite term, serving at the pleasure of the Board of Directors.

          NAME                                          POSITIONS
- ------------------------    ------------------------------------------------------------------
Stephen M. Brett            Executive Vice President, General Counsel and Secretary of TCI
Born September 20, 1940     since January of 1994. Appointed TCI Senior Vice President and
                            General Counsel of TCIC as of December of 1991. Vice President and
                            Secretary of most of TCI's subsidiaries. From August of 1988 through December of 1991, was Executive Vice President-Legal and
                            Secretary of United Artists Entertainment Company ("UAE") and its
                            predecessor, UACI.
Fred A. Vierra              Executive Vice President of TCI since January of 1994. Chief
Born November 9, 1931       Executive Officer and a director of International since October of
                            1994. Served as Chairman of the Board of International from
                            October of 1994 to May of 1995. Vice Chairman of the Board of
                            International since May of 1995. Executive Vice President of TCIC from December of 1991 to October of 1994. Was President, Chief
                            Operating Officer and a director of UAE from May of 1989 through
                            December of 1991.
Peter R. Barton             Executive Vice President of TCI since January of 1994; President
Born April 6, 1951          and Chief Executive Officer of Liberty Media Corporation, a
                            wholly-owned subsidiary of TCI subsequent to August 4, 1994, since
                            June of 1990; was Senior Vice President of TCIC from 1988 to March of 1991.

          NAME                                          POSITIONS
- ------------------------    ------------------------------------------------------------------
Brendan R. Clouston         Executive Vice President of TCI since January of 1994 and Chief
Born April 28, 1953         Operating Officer of TCI since December 1995; President and Chief
                            Executive Officer of TCIC since October of 1994; Executive Vice
                            President and Chief Operating Officer of TCIC from March of 1992 to October of 1994; previously Senior Vice President of TCIC since
                            December of 1991; from January of 1987 through December of 1991, held various executive positions with UAE and its predecessor,
                            UACI, most recently Executive Vice President and Chief Financial
                            Officer.
Larry E. Romrell            Executive Vice President of TCI since January of 1994. President
Born December 30, 1939      and Chief Executive Officer of TCI Technology Ventures, Inc., a
                            wholly-owned subsidiary of TCI, since September of 1994 and a director of same since December of 1994; Senior Vice President of
                            TCIC from 1991 to October of 1994; previously held various executive positions with WestMarc.
Barry P. Marshall           Executive Vice President of TCIC since October of 1994. Executive
Born March 4, 1946          Vice President and Chief Operating Officer of TCI Cable Management
                            Corporation, TCIC's primary operating subsidiary, from March of
                            1992 through January 1, 1994, where he directly oversaw all of
                            TCIC's regional operating divisions. From 1986 to March of 1992, was Vice President and Chief Operating Officer of TCIC's largest regional operating division.
Gary K. Bracken             Controller of TCIC since 1969. Appointed Senior Vice President of
Born July 29, 1939          TCIC in December of 1991. Was named Vice President and Principal
                            Accounting Officer of TCIC in 1982.
Bernard W. Schotters        Appointed Senior Vice President-Finance and Treasurer of TCIC in
Born November 25, 1944      December of 1991. Was appointed Vice President-Finance of TCIC in
                            1984. Vice President and Treasurer of most of TCI's subsidiaries.
Robert N. Thomson           Appointed Senior Vice President of TCIC in February of 1995.
Born December 19, 1943      Senior Vice President of Communications and Policy Planning for
                            TCIC from 1991 to October of 1994. Previously, Vice President of
                            Government Affairs for TCIC from January of 1987 to 1991.

     Mr. J. C. Sparkman, previously an Executive Vice President of TCI, retired in March of 1995 and Mr. R. E. Turner resigned from the Board of Directors in October of 1995.

     There are no family relations, of first cousin or closer, among the Company's directors or executive officers, by blood, marriage or adoption, except that Bob Magness and Kim Magness are father and son, respectively.

     During the past five years, none of the above persons have had any involvement in such legal proceedings as would be material to an evaluation of his ability or integrity.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires TCI's officers and directors, and persons who own more than ten percent of a registered class of TCI's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish TCI with copies of all
Section 16(a) forms they file.

     Based solely on review of the copies of such Forms 3, 4 and 5 and amendments thereto furnished to TCI with respect to its most recent fiscal year, or written representations that no Forms 5 were required, TCI believes that, during the year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with except that one report, covering one transaction, was filed late by Mr. Robert Thomson, an officer of the Company, and except that two reports, one covering shares held by minor children and one covering a transaction relating to the exercise of stock options, were filed late by Mr. Bernard Schotters, another officer of the Company.

EXECUTIVE COMPENSATION

     On August 3, 1995, TCI amended its Restated Certificate of Incorporation to, among other things, (i) redesignate the TCI Class A Common Stock as "Tele-Communications, Inc. Series A TCI Group Common Stock" ("TCI Group Series A Stock") and TCI's Class B Common Stock as "Tele-Communications, Inc. Series B TCI Group Common Stock" ("TCI Group Series B Stock") and (ii) authorize two additional series of TCI common stock, designated as "Tele-Communications, Inc. Series A Liberty Media Group Common Stock" ("Liberty Group Series A Stock") and "Tele-Communications, Inc. Series B Liberty Media Group Common Stock" ("Liberty Group Series B Stock"). Thereafter, TCI distributed to the holders of TCI common stock one-fourth of a share of the corresponding series of Liberty Media Group common stock in respect of each share of TCI Group common stock held of record as of August 4, 1995, the record date for such distribution (the "Distribution"). Certain of the stock options with tandem stock appreciation rights relative to TCI Group Series A Stock and Liberty Group Series A Stock indicated in the following tables were granted prior to the foregoing redesignation and Distribution. Options to purchase TCI Class A common stock outstanding at the time of the Distribution were adjusted by issuing to the holders of such options separate options to purchase that number of shares of Liberty Group Series A Stock which the holder would have been entitled to receive had the holder exercised such option to purchase TCI Class A common stock prior to the record date for the Distribution and reallocating a portion of the aggregate exercise price of the previously outstanding options to the newly issued options to purchase Liberty Group Series A Stock.

     Summary Compensation Table of TCI. The following table shows, for each of the years in the three-year period ended December 31, 1995, all forms of compensation for the Chief Executive Officer and each of the four most highly compensated executive officers of TCI, whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 1995:

                                                                           LONG-TERM
                                  ANNUAL COMPENSATION                 COMPENSATION AWARDS
                          -----------------------------------      -------------------------
                                                   OTHER           RESTRICTED
                                                  ANNUAL              STOCK        OPTIONS/         ALL OTHER
        POSITION          YEAR   SALARY($)    COMPENSATION($)      AWARD(S)($)      SARS(#)      COMPENSATION($)
        --------          ----   ---------    ---------------      -----------     ---------     ---------------
Bob Magness               1995   $850,000               --                 --      1,250,000(7)      $17,500(10)(11)
Chairman of the Board     1994   $830,769               --                 --             --         $ 2,500(11)
                          1993   $800,000               --                 --             --         $ 2,500(11)

John C. Malone            1995   $850,000(1)      $  3,758(3)              --      1,250,000(7)      $17,500(10)(11)
President and Chief       1994   $821,731(1)      $  2,610(3)              --             --         $17,500(10)(11)
Executive Officer         1993   $800,000(1)      $  2,726(3)              --             --         $17,500(10)(11)

Fred A. Vierra            1995   $650,000(2)      $  3,207(3)      $  380,625(5)     400,000(7)      $15,000(10)
Executive Vice President  1994   $669,613(2)      $  1,024(3)              --        250,000(8)      $15,000(10)
                          1993   $623,617(2)      $    263(3)              --        125,000(9)      $15,000(10)

Brendan R. Clouston       1995   $550,000         $  3,181(3)      $2,062,500(6)   1,000,000(7)      $15,000(10)
Executive Vice President  1994   $525,000         $  1,000(3)              --        625,000(8)      $15,000(10)
                          1993   $519,231         $    263(3)              --        625,000(9)      $15,000(10)

Donne F. Fisher           1995   $450,000         $341,670(3)(4)           --             --         $17,500(10)(11)
Executive Vice President  1994   $440,385         $388,135(3)(4)           --        250,000(8)      $17,500(10)(11)
                          1993   $400,000         $432,860(3)(4)           --             --         $17,500(10)(11)

- ---------------

 (1) Includes deferred compensation of $320,000 in 1995, $320,000 in 1994 and $150,000 in 1993.

 (2) Includes deferred compensation of $250,000 in each of the years presented.

 (3) Consists of amounts reimbursed during the year for the payment of taxes. During 1995, 1994 and 1993, a total of $5,673, $4,138 and $864, respectively, was paid to Mr. Fisher.

 (4) Includes $335,997, $383,997 and $431,996 dividend income received on WestMarc Preferred Stock that until January 31, 1996 was owned by Mr. Fisher.

 (5) International has a stock incentive plan (the "International Plan") which is subject to the approval of the International stockholders. On December 13, 1995, pursuant to the International Plan, Mr. Vierra was granted 15,000 restricted shares of TINTA Series A Stock. Such restricted shares vest as to 50% of such shares on December 13, 1999 and as to the remaining shares 50% on December 13, 2000. The value of such restricted stock award was $341,250 at the end of 1995 based upon the closing price of TINTA Series A Stock on December 29, 1995. International has not paid cash dividends on TINTA Series A Stock and does not anticipate declaring and paying cash dividends on the TINTA Series A Stock at any time in the foreseeable future.

 (6) On December 13, 1995, pursuant to the 1994 Plan, Mr. Clouston was granted 100,000 restricted shares of TCI Group Series A Stock. Such restricted shares vest as to 50% of such shares on December 13, 1999 and as to the remaining shares 50% on December 13, 2000. The value of such restricted stock award was $1,987,500 at the end of 1995 based upon the closing price of TCI Group Series A Stock on December 29, 1995. TCI has not paid cash dividends on the TCI Group Series A Stock and does not anticipate declaring and paying cash dividends on the TCI Group Series A Stock at any time in the foreseeable future. See "CONCERNING MANAGEMENT -- Certain Relationships and Related Transactions -- Transactions with Management and Others" for a discussion of awards to Mr. Clouston after the reporting period.

 (7) For additional information regarding this award, see "CONCERNING MANAGEMENT -- Executive Compensation -- Option/SAR Grants Table of TCI" below.

 (8) On November 17, 1994, pursuant to the 1994 Plan, certain executive officers and other key employees were granted an aggregate of 3,191,000 options in tandem with stock appreciation rights to acquire shares of TCI Group Series A Stock at an adjusted purchase price of $16.50 per share and an aggregate of 797,750 options in tandem with stock appreciation rights to acquire shares of Liberty Group Series A Stock at a purchase price of $22.00 per share. Such options vest evenly over five years, became exercisable beginning on November 17, 1995 and expire on November 17, 2004. Notwithstanding the vesting schedule as set forth in the option agreement, the option shares shall become available for purchase if grantee's employment with the Company (a) shall terminate by reason of (i) termination by the Company without cause (ii) termination by the grantee for good reason (as defined in the agreement) or (iii) disability, (b) shall terminate pursuant to provisions of a written employment agreement, if any, between the grantee and the Company which expressly permits the grantee to terminate such employment upon occurrence of specified events (other than the giving of notice and passage of time), or (c) if grantee dies while employed by the Company. Further, the option shares will become available for purchase in the event of an Approved Transaction, Board Change, or Control Purchase (each as defined in the 1994 Plan), unless in the case of an Approved Transaction, the Compensation Committee under the circumstances specified in the 1994 Plan determines otherwise.

 (9) On October 12, 1993 certain executive officers and other key employees were granted an aggregate of 1,355,000 options in tandem with stock appreciation rights to acquire shares of TCI Group Series A Stock at an adjusted purchase price of $12.50 per share and an aggregate of 338,750 options in tandem with stock appreciation rights to acquire shares of Liberty Group Series A Stock at a purchase price of $16.75 per share. On November 12, 1993, an additional grant of stock options in tandem with stock appreciation rights to purchase an aggregate of 600,000 shares of TCI Group Series A Stock at an adjusted purchase price of $12.50 per share and an aggregate of 150,000 options in tandem with stock appreciation rights to acquire shares of Liberty Group Series A Stock at a purchase price of $16.75 per share were made to Messrs. Clouston and Vierra. Such options vest evenly over four years, first became exercisable on October 12, 1994 and expire on October 12, 2003. Notwithstanding the vesting schedule as set forth in the option agreement, the option shares shall become available for purchase if grantee's employment with the Company (a) shall terminate by reason of (i) termination by the Company without cause (ii) termination by the grantee for good reason (as defined in the agreement) or (iii) disability, (b) shall terminate pursuant to provisions of a written employment agreement, if any, between the grantee and the Company which expressly permits the grantee to terminate such employment upon occurrence of specified events (other than the giving of notice and passage of time), or (c) if grantee dies while employed by the Company. Further, the option shares will become available for purchase in the event of an Approved Transaction, Board Change, or Control Purchase (each as defined in the 1994
     Plan), unless in the case of an Approved Transaction, the Compensation Committee under the circumstances specified in the 1994 Plan determines otherwise.

(10) Includes dollar value of annual TCI contributions to the ESPP in which all named executive officers are fully vested. Directors who are not employees of TCI are ineligible to participate in the ESPP. The ESPP, a defined contribution plan, enables participating employees to acquire a proprietary interest in TCI and benefits upon retirement. Under the terms of the ESPP, employees are eligible for participation after one year of service. The ESPP's normal retirement age is 65 years. Participants may contribute up to 10% of their compensation and TCI (by annual resolution of the Board of Directors) may contribute up to 100% of the participants' contributions. The ESPP includes a salary deferral feature in respect of employee contributions. Forfeitures (due to participants' withdrawal prior to full vesting) are used to reduce TCI's otherwise determined contributions. Generally, participants acquire a vested right in TCI contributions as follows:

                                                                     VESTING
                YEARS OF SERVICE                                    PERCENTAGE
                ----------------                                    ----------
                Less than 1.......................................        0
                     1-2..........................................       20
                     2-3..........................................       30
                     3-4..........................................       45
                     4-5..........................................       60
                     5-6..........................................       80
                     6 or more....................................      100

     Participant contributions are fully vested. Although TCI has not expressed an intent to terminate the ESPP, it may do so, at any time. The ESPP provides for full and immediate vesting of all participants' rights upon termination. In each of the years ending December 31, 1995, 1994 and 1993, TCI contributed $15,000 to the ESPP for Dr. Malone and Mr. Fisher. In the year ending December 31, 1995, TCI contributed $15,000 to the ESPP for Mr. Magness.

(11) Includes fees paid to directors for attendance at each meeting of the Board of Directors ($500 per meeting). During 1995, 1994 and 1993, a total of $2,500 of such fees, respectively, were paid to each of Dr. Malone, Mr. Magness and Mr. Fisher.

     Option/SAR Grants Table of TCI. The following table shows all individual grants of stock options and stock appreciation rights ("SARs") granted to each of the named executive officers of TCI during the year ended December 31, 1995:

                                   NUMBER OF
                                   SECURITIES   % OF TOTAL
                                   UNDERLYING  OPTIONS/SARS
                                   OPTIONS/      GRANTED                      MARKET
                                     SARS      TO EMPLOYEES   EXERCISE OR    PRICE ON                         GRANT DATE
                                    GRANTED     IN FISCAL     BASE PRICE    GRANT DATE       EXPIRATION      PRESENT VALUE
NAME                                  (#)          YEAR         ($/SH)        ($/SH)            DATE              ($)
- ----                               ---------   ------------   -----------   ----------     --------------    -------------
Bob Magness
  TCI Group Series A Stock.......  1,000,000         (1)         $17.00      $20.625(5)    August 4, 2005    $14,133,800(8)
  Liberty Group Series A Stock...    250,000         (1)         $24.00      $ 26.25(6)    August 4, 2005    $ 4,543,150(9)
John C. Malone
  TCI Group Series A Stock.......  1,000,000         (2)         $17.00      $20.625(5)    August 4, 2005    $14,133,800(8)
  Liberty Group Series A Stock...    250,000         (2)         $24.00      $ 26.25(6)    August 4, 2005    $ 4,543,150(9)
Fred A. Vierra
  TINTA Series A Stock...........    400,000         (3)         $16.00      $25.375(7)    August 4, 2005    $ 6,913,440(10)
Brendan R. Clouston
  TCI Group Series A Stock.......  1,000,000         (4)         $17.00      $20.625(5)    August 4, 2005    $14,133,800(8)

- ---------------

 (1) On December 13, 1995, pursuant to the 1996 Plan (which is subject to the approval of stockholders pursuant to the 1996 Incentive Plan Proposal) certain executive officers of TCI, including Dr. Malone and Mr. Magness, were granted an aggregate of 2,000,000 options in tandem with stock appreciation rights to acquire shares of TCI Group Series A Stock and 1,100,000 options in tandem with stock appreciation rights to acquire shares of Liberty Group Series A Stock. Each such grant of options with tandem stock appreciation rights vests evenly over five years with such vesting period beginning August 4, 1995, first becomes exercisable beginning on August 4, 1996 and expires on August 4, 2005. Mr. Magness' grant of 1,000,000 options in tandem with stock appreciation rights to purchase TCI Group Series A Stock represents 50% of the total options granted to purchase TCI Group Series A Stock pursuant to the 1996 Plan and, together with the options granted to purchase TCI Group Series A Stock described in note 4 below, represents 13.5% of all options granted in 1995 to purchase TCI Group Series A Stock. Additionally, Mr. Magness' grant of 250,000 options in tandem with stock appreciation rights to purchase Liberty Group Series A Stock represents 22.7% of the total options granted to purchase Liberty Group Series A Stock pursuant to the 1996 Plan and, together with the options granted to purchase Liberty Group Series A Stock described in note 4 below, represents 11.3% of all options granted in 1995 to purchase Liberty Group Series A Stock.

 (2) Dr. Malone's grant of 1,000,000 options in tandem with stock appreciation rights to purchase TCI Group Series A Stock represents 50% of the total options granted to purchase TCI Group Series A Stock pursuant to the 1996 Plan and, together with the options granted to purchase TCI Group Series A Stock described in note 4 below, represents 13.5% of all options granted in 1995 to purchase TCI Group Series A Stock. Additionally, Dr. Malone's grant of 250,000 options in tandem with stock appreciation rights to purchase Liberty Group Series A Stock represents 22.7% of the total options granted to purchase Liberty Group Series A Stock pursuant to the 1996 Plan and, together with the options granted to purchase Liberty Group Series A Stock described in note 4 below, represents 11.3% of all options granted in 1995 to purchase Liberty Group Series A Stock.

 (3) On December 13, 1995, pursuant to the International Plan, certain executive officers and other key employees of TCI were granted an aggregate of 1,302,000 options in tandem with stock appreciation rights to acquire shares of TINTA Series A Stock. Additionally, one executive officer of TCI was granted an aggregate of 50,000 options in tandem with stock appreciation rights to acquire from TCI shares of TINTA Series A Stock owned by it. Each such grant of options vests evenly over 5 years with such vesting period beginning August 4, 1995, first becomes exercisable beginning August 4, 1996 and expires on August 4, 2005. Mr. Vierra's grant of 400,000 options in tandem with stock appreciation rights represents 30.7% of the total options granted pursuant to the International Plan and, together with the grant by TCI of options in tandem with stock appreciation rights to purchase its ownership of TINTA Series A Stock, represents 29.6% of all options granted in 1995 to purchase TINTA Series A Stock.

 (4) On December 13, 1995, pursuant to the 1994 Plan, certain executive officers were granted an aggregate of 2,650,000 options in tandem with stock appreciation rights to acquire shares of TCI Group Series A Stock and an aggregate of 675,000 options in tandem with stock appreciation rights to acquire shares of Liberty Group Series A Stock. Additionally, the Company has a stock incentive plan, the Tele-Communications, Inc. 1995 Stock Incentive Plan (the "1995 Plan"). On December 13, 1995, pursuant to the 1995 Plan, certain key employees were granted an aggregate of 2,757,500 options in tandem with stock appreciation rights to acquire shares of TCI Group Series A Stock and an aggregate of 436,000 options in tandem with stock appreciation rights to acquire shares of Liberty Group Series A Stock. Each such grant of options with tandem stock appreciation rights vests evenly over five years with such vesting period beginning August 4, 1995, first becomes exercisable beginning on August 4, 1996 and expires on August 4, 2005. Mr. Clouston's grant, pursuant to the 1994 Plan, of 1,000,000 options in tandem with stock appreciation rights to acquire shares of TCI Group Series A Stock represents 37.7% of the total options granted to purchase TCI Group Series A Stock pursuant to the 1994 Plan and, together with the options granted to purchase TCI Group Series A Stock pursuant to the 1995 Plan and the 1996 Plan, represents 13.5% of all options granted in 1995 to purchase TCI Group Series A Stock.

 (5) Represents the closing market price per share of TCI Group Series A Stock on December 13, 1995.

 (6) Represents the closing market price per share of Liberty Group Series A Stock on December 13, 1995.

 (7) Represents the closing market price per share of TINTA Series A Stock on December 13, 1995.

 (8) The values shown are based on the Black-Scholes model and are stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 5.65% discount rate; (b) a volatility factor based upon the historical trading pattern of TCI Group Series A Stock; (c) the 10-year option term; and (d) the closing price of TCI Group Series A Stock on February 8, 1996. The actual value an executive may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by an executive will not necessarily be the value determined by the model.

 (9) The values shown are based on the Black-Scholes model and are stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 5.65% discount rate; (b) a volatility factor based upon the historical trading pattern of Liberty Group Series A Stock; (c) the 10-year option term; and (d) the closing price of Liberty Group Series A Stock on February 8, 1996. The actual value an executive may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by an executive will not necessarily be the value determined by the model.

(10) The values shown are based on the Black-Scholes model and are stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 5.75% discount rate; (b) a volatility factor based upon the historical trading pattern of TINTA Series A Stock; (c) the 10-year option term; and (d) the closing price of TINTA Series A Stock on January 15, 1996. The actual value an executive may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by an executive will not necessarily be the value determined by the model.

     Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table of TCI. The following table shows each exercise of stock options and SARs during the year ended December 31, 1995 by each of the named executive officers of TCI and the December 31, 1995 number and year-end value of unexercised options and SARs on an aggregated basis:

                                                                              NUMBER OF
                                                                             SECURITIES         VALUE OF
                                                                             UNDERLYING        UNEXERCISED
                                                                             UNEXERCISED      IN-THE-MONEY
                                                                           OPTIONS/SARS AT   OPTIONS/SARS AT
                                                                            DECEMBER 31,      DECEMBER 31,
                                                                               1995(#)           1995($)
                                     SHARES ACQUIRED   VALUE REALIZED       EXERCISABLE/      EXERCISABLE/
NAME                                  ON EXERCISE(#)         $              UNEXERCISABLE     UNEXERCISABLE
- ----                                 ---------------   --------------      ---------------   ---------------
Bob Magness
  Exercisable
     TCI Group Series A Stock......          --                  --             600,000        $4,425,000
     Liberty Group Series A
       Stock.......................          --                  --             150,000        $1,518,750
  Unexercisable
     TCI Group Series A Stock......          --                  --           1,400,000        $5,825,000
     Liberty Group Series A
       Stock.......................          --                  --             350,000        $1,731,250

John C. Malone
  Exercisable
     TCI Group Series A Stock......          --                  --             600,000        $4,425,000
     Liberty Group Series A
       Stock.......................          --                  --             150,000        $1,518,750
  Unexercisable
     TCI Group Series A Stock......          --                  --           1,400,000        $5,825,000
     Liberty Group Series A
       Stock.......................          --                  --             350,000        $1,731,250

                                                                              NUMBER OF
                                                                             SECURITIES         VALUE OF
                                                                             UNDERLYING        UNEXERCISED
                                                                             UNEXERCISED      IN-THE-MONEY
                                                                           OPTIONS/SARS AT   OPTIONS/SARS AT
                                                                            DECEMBER 31,      DECEMBER 31,
                                                                               1995(#)           1995($)
                                     SHARES ACQUIRED   VALUE REALIZED       EXERCISABLE/      EXERCISABLE/
NAME                                  ON EXERCISE(#)         $              UNEXERCISABLE     UNEXERCISABLE
- ----                                 ---------------   --------------      ---------------   ---------------
Fred A. Vierra
  Exercisable
     TCI Group Series A Stock......       9,714          $  100,054             150,000        $  946,250
     Liberty Group Series A
       Stock.......................          --                  --              37,500        $  327,188
     TINTA Series A Stock..........          --                  --                  --                 --
  Unexercisable
     TCI Group Series A Stock......          --                  --             250,000        $1,203,750
     Liberty Series A Stock........          --                  --              62,500        $  422,813
     TINTA Series A Stock..........          --                  --             400,000        $2,700,000

Brendan R. Clouston
  Exercisable
     TCI Group Series A Stock......          --          $2,396,875(1)          265,000        $1,794,375
     Liberty Group Series A
       Stock.......................          --          $  873,438(1)           66,250        $  618,281
  Unexercisable
     TCI Group Series A Stock......          --                  --           1,610,000        $6,733,750
     Liberty Group Series A
       Stock.......................          --                  --             152,500        $1,334,063

Donne F. Fisher
  Exercisable
     TCI Group Series A Stock......          --                  --              40,000        $  135,000
     Liberty Group Series A
       Stock.......................          --                  --              10,000        $   48,750
  Unexercisable
     TCI Group Series A Stock......          --                  --             160,000        $  540,000
     Liberty Group Series A
       Stock.......................          --                  --              40,000        $  195,000

- ---------------

(1) Mr. Clouston received an aggregate payment of $3,270,313 from the Company (based on the market value of TCI Group Series A Stock of $19.875 per share and Liberty Group Series A Stock of $27.50 per share) in September of 1995, in cancellation of his options with tandem stock appreciation rights covering 325,000 shares of TCI Group Series A Stock and 81,250 shares of Liberty Group Series A Stock.

     Employment Contracts and Termination of Employment and Change of Control Arrangements. Effective November 1, 1992, the employment agreements between TCIC and Mr. Magness and Dr. Malone, as amended, were further amended and restated. Pursuant to an Assignment and Assumption Agreement, dated August 4, 1994, the payment, performance and other obligations of such employment agreements were assumed by TCI. The term of each agreement is extended daily so that the remainder of the employment term shall at all times on and prior to the effective date of the termination of employment as provided by each agreement be five years. Dr. Malone's and Mr. Magness' employment agreements provide for annual salaries of $800,000, subject to increase upon approval of the Board of Directors. During 1995, Dr. Malone and Mr. Magness were each given a salary increase such that their annual salary is currently $850,000. Additionally, these employment agreements provide for personal use of the Company's aircraft and flight crew, limited to an aggregate value of $35,000 per year.

     Dr. Malone's employment agreement provides, among other things, for deferral of a portion (40% in 1993 and not in excess of 40% thereafter) of the monthly compensation payable to him. Pursuant to a letter agreement entered into between Dr. Malone and the Company subsequent to the date of his employment agreement, Dr. Malone deferred $150,000 in 1993 in lieu of 40% of his compensation for such year. The deferred amounts will be payable in monthly installments over a 20-year period commencing on the termination of Dr. Malone's employment, together with interest thereon at the rate of 8% per annum compounded annually from the date of deferral to the date of payment. The amendment also provides for the payment of certain benefits, discussed below.

     Mr. Magness' and Dr. Malone's agreements described above also provide that upon termination of such executive's employment by the Company (other than for cause, as defined in the agreement), or if Mr. Magness or Dr. Malone elects to terminate the agreement because of a change in control of the Company, all remaining compensation due under the agreement for the balance of the employment term shall be immediately due and payable.

     Dr. Malone's and Mr. Magness' agreements provide that during their employment with the Company and for a period of two years following the effective date of their termination of employment with the Company, unless termination results from a change in control of the Company, they will not be connected with any entity in any manner, as defined in the agreement, which competes in a material respect with the business of the Company. However, the agreements provide that both executives may own securities of any corporation listed on a national securities exchange or quoted in the Nasdaq System to the extent of an aggregate of 5% of the amount of such securities outstanding.

     Dr. Malone's agreement also provides that in the event of termination of his employment with the Company, he will be entitled to receive 240 consecutive monthly payments of $15,000 (increased at the rate of 12% per annum compounded annually from January 1, 1988 to the date payment commences), the first of which will be payable on the first day of the month succeeding the termination of Dr. Malone's employment. In the event of Dr. Malone's death, his beneficiaries will be entitled to receive the foregoing monthly payments. The Company currently owns a whole-life insurance policy on Dr. Malone, the face value of which is sufficient to meet its obligation under the salary continuation arrangement. The premiums payable by the Company on such insurance policy are currently being funded through earnings on the policy. Dr. Malone has no interest in this policy.

     The Company pays a portion of the annual premiums (equal to the "PS-58" costs) on three whole-life insurance policies of which Dr. Malone is the insured and trusts for the benefit of members of his family are the owners. The Company is the designated beneficiary of the proceeds of such policies less an amount equal to the greater of the cash surrender value thereof at the time of Dr. Malone's death and the amount of the premiums paid by the policy owners.

     Dr. Malone deferred a portion of his monthly compensation under his previous employment agreement. Such deferred compensation (together with interest thereon at the rate of 13% per annum compounded annually from the date of deferral to the date of payment) will continue to be payable under the terms of the previous agreement. The rate at which interest accrues on such previously deferred compensation was established in 1983 pursuant to such earlier agreement.

     Effective January 1, 1992, the Company entered into an employment agreement with Mr. Fisher which provided for a salary of $375,000 in the first year with annual increases of $25,000 in each succeeding year of his employment term. The term of the agreement (of which his initial term was January 1, 1992 through December 31, 1996) was extended daily so that the remainder of the employment term would at all times be five years unless Mr. Fisher's employment was terminated as provided by the agreement. Mr. Fisher's employment agreement provided for the restricted stock grant of WestMarc Preferred Stock discussed below in "CONCERNING MANAGEMENT--Certain Relationships and Related Transactions" and provided for personal use of the Company's aircraft and flight crew, limited to an aggregate value of $35,000 per year.

     Effective January 1, 1996, Mr. Fisher resigned as an executive officer of the Company and the Company and Mr. Fisher entered into a consulting agreement. During the term of the consulting agreement, which extends until January 1, 2006 unless sooner terminated as provided in the agreement, Mr. Fisher is obligated to provide consulting services for up to 70 hours per month and 700 hours during any period of twelve consecutive months as and if requested by the Company's chief executive officer. Whether or not his services are requested, Mr. Fisher will receive compensation as follows: (i) during the period from January 1, 1996 through December 31, 2000, inclusive, the rate of $475,000 per annum, increased annually by the amount of

$25,000 per annum in each successive year of such period commencing January 1, 1997 and (ii) from and after January 1, 2001 throughout the balance of the Term, the rate of $500,000 per annum. If he dies before the end of the term of his consulting services, the Company is required to pay his designated beneficiaries a lump sum equal to one year's compensation at the then-current rate. During the term of the agreement, Mr. Fisher will continue to be entitled to participate in, and to be accorded all rights and benefits under, all group insurance policies (including, but not limited to, all disability, life, health and medical insurance policies) maintained by the Company for the benefit of its employees. The consulting agreement also provides for Mr. Fisher's personal use of the Company's aircraft and flight crew, limited to an aggregate value of $35,000 per year.

     Under a prior employment agreement between Mr. Fisher and the Company, a portion of Mr. Fisher's salary was deferred, and the deferred amounts, plus interest at an annual rate of 13%, were to be paid to him in 240 monthly installments which would have commenced on the date of termination of his full-time employment with the Company. The consulting agreement provides for such payment to be made to Mr. Fisher in 240 monthly installments of $21,425.92 each, without interest, commencing on January 1, 2001, with any remaining payments due after Mr. Fisher's death being paid in a lump-sum to his designated beneficiaries. Similarly, Mr. Fisher's 1992 employment agreement with the Company provided for Mr. Fisher to receive, commencing on termination of his employment, 240 consecutive monthly salary continuation payments of $6,250, increased at the rate of 12% per annum, compounded annually from January 1, 1988 to the date of such termination. The consulting agreement provides that such salary continuation payments will be made in 240 consecutive monthly payments of $27,271.84 each, without interest, commencing on January 1, 2001, with any remaining payments due after Mr. Fisher's death being made to his designated beneficiaries.

     Mr. Fisher's consulting agreement provides that during its term, Mr. Fisher will not be connected in any manner specified with any entity which competes in a material respect with the business of the Company; however, he may own securities of any corporation listed on a national securities exchange or quoted in the Nasdaq System to the extent of an aggregate of 5% of the amount of such securities outstanding.

     International and TCI have entered into an Amended and Restated Employment Agreement with Mr. Vierra relating to Mr. Vierra's employment with International as Vice Chairman and Chief Executive Officer, providing for a base salary of $650,000 per year. Mr. Vierra's salary is subject to annual review by the International board of directors, which may in its sole discretion increase his salary. Mr. Vierra's salary for 1995 is currently set at $650,000. Mr. Vierra's employment agreement provides for the deferral of a portion of each monthly salary payment so as to result in the deferral of salary at the rate of $250,000 per annum. The deferred amounts are to be paid in monthly installments over a 240-month period commencing on the later of December 31, 1998 and the termination of Mr. Vierra's full-time employment with International, together with interest thereon at the rate of 8% per annum compounded annually from the date of deferral to the payment date. In the event of Mr. Vierra's death, all outstanding deferred amounts will be paid in a lump sum to his beneficiaries.

     While he is employed by International pursuant to his employment agreement, Mr. Vierra is entitled to participate in all formal incentive compensation plans, stock incentive plans, employee stock purchase plans, retirement plans and insurance plans or policies adopted for the benefit of TCI's or International's executive officers or employees generally. Additionally, Mr. Vierra's employment agreement provides for personal use of TCI's aircraft and flight crew, limited to an aggregate value of $35,000 per year.

     Mr. Vierra's employment agreement has a stated termination date of December 31, 1998. It also provides that upon an earlier termination of Mr. Vierra's employment by International without cause, all remaining compensation due under such agreement for the balance of the employment term would become immediately due and payable to Mr. Vierra. Upon his death during the employment term, International would pay to Mr. Vierra's beneficiaries a lump sum in an amount equal to the lesser of (i) the compensation due under his employment agreement for the balance of the employment term and (ii) one year's salary. In the event of his disability, International would continue to pay Mr. Vierra his annual salary as and when it would have otherwise become due until the first to occur of the end of the employment term or the date of his death.

     Mr. Vierra's agreement further provides that during his employment with International and for the longer of a period of two years following the effective date of his termination of employment or if Mr. Vierra terminates his employment before the end of the term of his employment in breach of the employment agreement, or if Mr. Vierra is terminated "for cause" (as defined in the employment agreement) by International, until December 31, 1998, he will not be connected with any entity in any manner, as defined in the agreement, which competes in a material respect with the business of International or any of International's or TCI's majority owned subsidiaries. However, the agreement provides that Mr. Vierra may own securities of any corporation listed on a national securities exchange or quoted in the Nasdaq National Market System to the extent of an aggregate of 5% of the amount of such securities outstanding. Under the employment agreement, substantially all of Mr. Vierra's business time, attention and efforts will be devoted to the affairs of International.

     By the terms of the WestMarc Preferred Stock held by a number of the Company's officers and directors, if a "change in control" of the Company occurs, all of the WestMarc Preferred Stock would be subject to redemption at the option of WestMarc during the 60-day period following the occurrence of such "change in control" and, if WestMarc does not elect to exercise such redemption right, each holder of WestMarc Preferred Stock could elect during the immediately succeeding 60-day period to require WestMarc to redeem such holder's shares. The redemption price per share in either event would be the Liquidation Price of such share ($32,250 per share plus accrued but unpaid dividends as of the redemption date) plus, if redeemed prior to January 3, 2010, a premium, which is currently 14% of the Liquidation Price and declines 1% annually on each January 3. The WestMarc Preferred Stock defines "change in control" as occurring at such time as either (i) none of Bob Magness, John Malone, or any lineal descendent of such persons serves on the Board of Directors of the Company, or
(ii) Bob Magness, John Malone and their estates and heirs cease to own, in the aggregate, securities possessing at least 25% of the combined voting power of the securities of the Company that are entitled to vote generally in the election of directors of the Company, on a fully diluted basis.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Company's compensation committee are Messrs. Robert A. Naify and John W. Gallivan, both directors of the Company. Neither Mr. Naify nor Mr. Gallivan are or were ever officers of the Company or any of its subsidiaries.

     Dr. Malone is an executive officer and a director of TCI and is Chairman of the Board and a member of the compensation committee of International.

     Mr. R.E. Turner, a director of the Company through October 4, 1995, is the Chairman of the Board and President of Turner Broadcasting System, Inc. ("TBS") and the beneficial owner of 67.6% of the total voting power of all outstanding TBS stock as of December 31, 1995. Mr. Fred A. Vierra, an Executive Vice President of the Company, serves on the compensation committee of the Board of Directors of TBS. During the year ended December 31, 1995, the Company and its affiliates paid approximately $128 million to purchase certain cable television programming from TBS.

     During the year ended December 31, 1995, the Company paid approximately $1.8 million to TBS relating to the lease of a satellite transponder. The Company is committed to pay approximately $9 million through the year 2000 pursuant to such lease.

     During the year ended December 31, 1995, the Company and its affiliates paid license fees of approximately $1.5 million to TBS for the rights to exhibit certain motion pictures.

     The TBS SuperStation signal is retransmitted by a common carrier, Southern Satellite Systems, Inc. ("Southern"), which is controlled by an indirect wholly owned subsidiary of the Company. Southern is compensated by the local cable systems receiving the retransmission of the TBS SuperStation and does not have a contract with, or receive compensation from, TBS with respect to such retransmission.

     TBS and the Company each own a 44% indirect interest in SportSouth Network, Ltd. ("SportSouth"), a limited partnership that operates a regional sports network serving the Southeast United States. SportSouth's revenue is primarily derived from the sale of advertising and the subscription sale of its service to cable television operators.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Neither the report of the Compensation Committee of the Board of Directors (the "Compensation Committee") nor the stock performance graphs which follow such report shall be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Philosophy. The Compensation Committee's compensation philosophy is based on the belief that a link should exist between executive compensation and the return on investment provided to stockholders as reflected by the appreciation in the price of the Company's stock. In applying this philosophy, the Compensation Committee has developed and implemented a compensation policy which seeks to attract and retain highly skilled and effective executives with the business experience and acumen necessary for achievement of the long-term business objectives of the Company and to align the financial interests of the Company's senior executives with those of its stockholders. The Company attempts to realize these goals by providing competitive compensation and linking a substantial portion of the compensation to the enhancement of stockholder value.

     The Company's executive compensation is based principally on two components -- salary and equity-based incentives -- each of which is intended to serve the Company's overall compensation philosophy. The Compensation Committee uses independent compensation consultants and compensation surveys furnished and evaluated by such consultants to provide advice and data to assist it in developing compensation programs that are competitive with other similarly-situated cable/media companies and which reinforce the Company's objective of aligning executive compensation with the interests of the Company's stockholders.

     Base Salary. Base salary for executive officers is generally targeted at or below the median for executives with comparable qualifications, experience and responsibilities at other companies in the cable/media industry. In the aggregate, executive salaries are consistent with this philosophy. Base salary levels are also based on the employees' relative levels of seniority and responsibility. Although the 1996 Incentive Plan permits cash bonuses and other performance based awards, the Company does not usually pay cash bonuses to its senior executives.

     During 1992, TCIC undertook a review of the compensation paid to its key employees and retained independent consultants to advise it in connection with setting base salaries. The consultants provided the Compensation Committee with a survey of the base salaries, bonuses and long-term incentive compensation packages of the chief executive officers and certain other senior officers at 93 companies in the media industry, including 47 in the cable television industry, and 394 companies in various other industries. The Compensation Committee then established new salary levels for its executive officers below the median of the annual salaries and bonuses of officers in comparable positions and in media companies included in the survey.

     In connection with this review, in late 1992, TCIC entered into employment agreements with six of its executive officers, including the Chief Executive Officer and three of the four other named executive officers. Certain of the Company's employment agreements with executives (not including any of the named executives) required minimum automatic increases of $25,000 per year in base salary. Four of the agreements, including the Chief Executive Officer's agreement, established a minimum annual salary and provided that any increases would be in the discretion of the Board of Directors. Generally, the executive officers have been paid in accordance with the salary levels set in 1992 or pursuant to their employment agreements, with modest increases in the cash compensation paid to the Company's executives in 1995. Certain terms of the employment agreements of certain named executive officers are described in "CONCERNING MANAGEMENT -- Executive Compensation -- Employment Contracts and Termination of Employment and Change of Control Arrangements" above.

     Equity-Based Incentives. In order to make the overall compensation packages of the Company's executives and other key employees competitive with other companies in the cable/media industry, the Compensation Committee has emphasized equity-based incentives rather than salary and bonuses. The Compensation Committee believes that reliance upon such incentives is advantageous to the Company because they foster a long-term commitment by the recipient to the Company and motivate the employees to seek to improve the long-term market performance of the Company's stock.

     During 1995, the Company undertook a review of the compensation paid to its key employees and retained independent consultants to advise it in connection with making grants of long-term equity based compensation awards. The consultants provided the Compensation Committee with a survey of the compensation packages of the chief executive officers and certain other senior officers at 13 companies in the cable/media industry. The Compensation Committee then evaluated the surveys and granted awards to the Company's executive officers at a level below the median of the awards given to officers in comparable positions in the cable/media companies included in the survey. Due to the long-term focus of equity based awards, the Compensation Committee determined that it was in the best interest of the Company to evaluate such awards every few years rather than evaluate and grant such awards on an annual basis. Accordingly, unless circumstances change, the Compensation Committee does not currently anticipate granting new equity based awards in 1996 to the named executive officers.

     In connection with this review, the Compensation Committee authorized the grant of stock options in tandem with stock appreciation rights to certain named executive officers and other key employees. The aggregate number of shares of the TCI Group Series A Stock covered by the options granted to the named executives in 1995 represents 0.52% of the total number of shares of such series outstanding. The aggregate number of shares of the Liberty Group Series A Stock covered by the options granted to the named executives in 1995 represents 0.35% of the total number of shares of such series outstanding. The aggregate number of shares of the TINTA Series A Stock covered by the options granted to the named executives in 1995 represents 0.42% of the total number of shares of such series outstanding.

     In addition, in connection with this review, the Compensation Committee authorized the grant of restricted stock to certain named executive officers and others. The aggregate number of shares of each of the TCI Group Series A Stock, Liberty Group Series A Stock and TINTA Series A Stock covered by the restricted stock grants to the named executives in 1995 represents less than 0.1% of the total number of shares of such series outstanding. The stock options in tandem with stock appreciation rights and the restricted stock awards are more fully described in "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table of TCI" and "CONCERNING MANAGEMENT -- Executive
Compensation -- Option/SAR Grants Table of TCI".

     The above-described grants also were made after a review of the exercise prices, numbers and dates of the awards of the stock options, tandem stock appreciation rights, and restricted stock already held by the Company's executives and other key employees. The Compensation Committee based its grants for 1995 in part upon the level of the executive or other key employee's responsibilities, experience and expertise and the degree to which such person is in a position to contribute to the achievement or advancement of the Company's financial and strategic objectives. Specifically, with respect to the grant to Dr. Malone of 1,000,000 options in tandem with stock appreciation rights to purchase TCI Group Series A Stock and the grant of 250,000 options in tandem with stock appreciation rights to purchase Liberty Group Series A Stock, the Compensation Committee determined that the existing compensation package held by Dr. Malone was below the median of similar compensation paid to the chief executive officers of the companies in the survey group.

     Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code (the "Code") and the U.S. Treasury regulations relating thereto restrict publicly traded companies from claiming or receiving a tax deduction on compensation paid to an executive officer in excess of $1 million, unless such compensation is performance based. As such, many companies with executive pay levels exceeding the $1 million limit have revised or amended current compensation programs to qualify the payments thereunder for deductibility. The Compensation Committee has taken no action with respect to the Company's executive compensation plans that were in effect at the time of the adoption of
Section 162(m) in 1994 and has not conformed the 1995 Plan to such requirements. The 1996 Plan has been conformed to the requirements of Section 162(m) to the extent that the Compensation Committee has discretionary authority under the 1996 Plan to grant awards which conform to the requirements of Section 162(m).

                                            COMPENSATION COMMITTEE

                                            John W. Gallivan
                                            Robert A. Naify

STOCK PERFORMANCE GRAPHS

     On August 3, 1995, TCI amended its Restated Certificate of Incorporation to, among other things, (i) redesignate its TCI Class A Common Stock as TCI Group Series A Stock and TCI's Class B Common Stock as TCI Group Series B Stock and (ii) authorize the Liberty Group Series A Stock and the Liberty Group Series B Stock. Thereafter, TCI distributed to the holders of TCI common stock one-fourth of a share of the corresponding series of Liberty Media Group common stock in respect of each share of TCI Group common stock held of record as of August 4, 1995, the record date for such distribution.

     The following graphs compare (i) the yearly percentage change in the cumulative total stockholder return on the Class A Common Stock of TCI (and its predecessor TCIC) from December 31, 1990 to August 9, 1995 (the date the TCI Group Series A Stock and the Liberty Group Series A Stock commenced trading on the Nasdaq National Market), (ii) the percentage change in the cumulative total stockholder return on the TCI Group Series A Stock from August 9, 1995 to December 31, 1995, and (iii) the percentage change in the cumulative total stockholder return on the Liberty Group Series A Stock from August 9, 1995 to December 31, 1995. The Class A Common Stock and the TCI Group Series A Stock graphs are compared for each time period with the cumulative total return on the Standard & Poor's 500 Stock Index and with a selected peer group of 6 companies engaged in the cable television industry (including the Company): Cablevision Systems Corp., Jones Intercable, Inc., TCA Cable TV, Inc., Comcast Corporation and Time Warner, Inc. The Liberty Group Series A Stock graph is compared for the time period with the cumulative total return on the Standard & Poor's 500 Stock Index and with a selected peer group of 5 companies engaged in the cable television and television programming industry (including the Company):
Cablevision Systems Corp., Time Warner, Inc., Turner Broadcasting System, Inc., and Viacom Inc.

     The comparisons assume $100 was invested at the beginning of each time period and assume the reinvestment of dividends.

                          TOTAL RETURN TO STOCKHOLDERS
                              CLASS A COMMON STOCK
                      DECEMBER 31, 1990 -- AUGUST 9, 1995


                                                    INDEXED RETURNS
                                                      YEARS ENDING
                                   DEC90    DEC91    DEC92    DEC93    DEC94    8/9/95
======================================================================================
S&P 500 INDEX                       100    130.47   140.41   154.56   156.60    194.53
TELE-COMMUNICATIONS, INC.           100    232.68   290.85   414.04   297.70    444.85
PEER GROUP                          100    116.21   149.02   238.28   182.20    227.06

                          TOTAL RETURN TO STOCKHOLDERS
                            TCI GROUP SERIES A STOCK
                      AUGUST 9, 1995 -- DECEMBER 31, 1995


                                                    INDEXED RETURNS
                                                     YEARS ENDING
                                                    8/9/95    DEC95
===================================================================
S&P 500 INDEX                                        100     111.37
PEER GROUP                                           100      89.69
TELE-COMM -SER A TCI GRP                             100      76.26



                          TOTAL RETURN TO STOCKHOLDERS
                                 LIBERTY GROUP
                             SERIES A COMMON STOCK
                      AUGUST 9, 1995 -- DECEMBER 31, 1995


                                                    INDEXED RETURNS
                                                     YEARS ENDING
                                                    8/9/95    DEC95
===================================================================
S&P 500 INDEX                                        100     111.37
PEER GROUP                                           100      90.60
TELE-COMM -LIBERTY MEDIA GROUP                       100     109.14

COMPENSATION OF DIRECTORS

     The standard arrangement by which TCI's directors are compensated for all services (including any amounts payable for committee participation or special assignments) as a director is as follows: each director receives a fee of $500 plus travel expenses for attendance at each meeting of the Board of Directors and each director who is not a full-time employee of TCI receives additional compensation of $30,000 per year. In addition, the Company's stockholders approved the Director Stock Option Plan and in connection with such approval, approved the grant effective as of November 16, 1994, to each person that as of such date was a member of the Board of Directors and was not an employee of the Company or any of its subsidiaries, of options to purchase 50,000 shares of TCI Group Series A Stock and 12,500 shares of Liberty Group Series A Stock. Such options have a purchase price of $16.50 per share and $22.00 per share, respectively, and vest and become exercisable over a five-year period, commencing on November 16, 1995, and will expire on November 16, 2004. Each person who becomes a director of the Company and is not an employee of the Company or any of its subsidiaries will be automatically granted similar options upon such person's becoming a director. Additionally, each person who is an employee and director of the Company who ceases to be an employee but remains a director will be automatically granted similar options upon such event. The exercise price of each such subsequently granted option will be equal to the fair market value of the TCI Group Series A Stock on the date the option is granted. In general, such fair market value will be 95% of the last sale price for the shares of the TCI Group Series A Stock as reported on the Nasdaq Stock Market on the date of the grant, with the price resulting from such percentage rounded down to the nearest quarter dollar.

     The Company has a deferred compensation plan for all non-employee directors. Each director may elect to defer receipt of all, but not less than all, of the annual compensation (excluding meeting fees and reimbursable expenses) payable to the director for serving on the Company's Board of Directors for each calendar year for which such deferral is elected. An election to defer may be made as to the compensation payable for a single calendar year or period of years. Any compensation deferred shall be credited to the director's account on the last day of the quarter for which compensation has accrued. Such deferred compensation bears interest from the date credited to the date of payment at a rate of 8% per annum in 1993 and 120% of the applicable federal long-term rate thereafter, compounded annually.

     A director may elect payment of deferred compensation to be made at a specified year in the future or upon termination of the director's service as director of the Company. Each director may elect payment in a lump sum, three substantially equal consecutive annual installments or five substantially equal consecutive annual installments. In the event that a director dies prior to payment of all the amounts payable pursuant to the plan, any amounts remaining in the director's deferred compensation account, together with accrued interest thereon, shall be paid to the director's designated beneficiary.

     There are no other arrangements whereby any of TCI's directors received compensation for services as a director during 1995 in addition to or in lieu of that specified by the aforementioned standard arrangement.

BOARD MEETINGS

     During 1995, there were 6 meetings of the full Board of Directors of the Company. Except for Mr. Turner, no director attended fewer than 75% of the meetings of the Board of Directors or of any committee of which he is a member.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Executive Committee, an Audit Committee and a Compensation Committee. There is no standing nomination committee of the Company's Board of Directors.

     The members of the Executive Committee are John W. Gallivan, Bob Magness, and John C. Malone. The Executive Committee exercises all of the powers and authority of the Board of Directors between meetings of the entire Board, other than such powers and authority as the Delaware General Corporation Law (the "DGCL") specifically prohibits an executive committee from performing. The Executive Committee took all action by unanimous written consent and therefore held no meetings during 1995.

     The members of the Audit Committee are Donne F. Fisher, John W. Gallivan, and Robert A. Naify. The duties of the Audit Committee are to review and monitor the Company's financial reports and accounting practices to ascertain that they are within acceptable limits of sound practice, to receive and review audit reports submitted by the Company's independent auditors and by its internal auditing staff and make such recommendations to the Board as may seem appropriate to the Committee to assure that the interests of the Company are adequately protected and to review all related party transactions and potential conflict-of-interest situations. The Audit Committee of the Company held 1 meeting during 1995.

     The members of the Compensation Committee are John W. Gallivan and Robert
A. Naify. The functions of the Compensation Committee are to review and make recommendations to the Board of Directors concerning the compensation of the executive officers of the Company, to consider and make recommendations to the Board of Directors concerning existing and proposed employment agreements between the Company and its executive officers and to administer the 1994 Plan, the 1995 Plan, and, if approved by stockholders, the 1996 Plan. The Compensation Committee of the Company held 1 meeting during 1995.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Transactions with Management and Others. Pursuant to a Restricted Stock Award Agreement, dated December 10, 1992, the Company transferred to Mr. Fisher, a director and until January 1, 1996, an officer of the Company, 124.03 shares (having a liquidation value of $4 million) of WestMarc Preferred Stock owned by the Company, subject to forfeiture in the event of certain circumstances from the date of grant through February 1, 2002, with the number of shares subject to forfeiture decreasing by 10% on February 1 of each year. Upon Mr. Fisher's resignation as an officer of the Company effective January 1, 1996, he acquired vested title to 37.209 of such shares of WestMarc Preferred Stock and forfeited the balance of such shares. As described below, effective as of January 31, 1996, the 37.209 vested shares of WestMarc Preferred Stock owned by Mr. Fisher were used by one of his affiliates as the consideration for the purchase of certain partnership interests held by subsidiaries of the Company.

     In 1989, ECP Holdings, Inc., a subsidiary of the Company ("ECP"), and Halcyon Communications, Inc., an Oklahoma corporation which is not an affiliate of the Company ("HCI"), formed Halcyon Communications Partners, an Oklahoma general partnership ("HCP"), for the purpose of acquiring, owning and operating cable television systems. In 1994, HCI and American Televenture of Minersville, Inc., a subsidiary of the Company ("ATM"), as general partners, and three other subsidiaries of the Company, TCI Cablevision of Nevada, Inc. ("TCINV"), TEMPO Cable, Inc. ("Tempo Cable"), and TCI Cablevision of Utah, Inc. ("TCIU") as limited partners, formed Halcyon Communications Limited Partnership, an Oklahoma limited partnership ("HCLP"), for the purpose of acquiring, owning and operating certain other cable television systems. Effective as of January 31, 1996, Fisher Communication Associates, L.L.C., a Colorado limited liability company ("Fisher Communications") controlled by Mr. Fisher, purchased one-third of ECP's partnership interest in HCP and one-third of the partnership interest of each of ATM, TCINV, TCIU and Tempo Cable in HCLP, a ten-year option to purchase the balance of ECP's partnership interest in HCP and ten-year options to purchase the balance of the partnership interest in HCLP of each of ATM, TCINV, TCIU and Tempo Cable. The purchase price for each such partnership interest purchased by Fisher Communications consisted of shares of WestMarc Preferred Stock. The purchase price for each such option acquired by Fisher Communications was $100 in cash, and each such option is exercisable for cash in a specified amount. The number of WestMarc Preferred Stock delivered to each of the Company's subsidiaries named above as consideration for one-third of its partnership interest in HCP or HCLP, and the cash exercise price which Fisher Communications would be required to pay in order to exercise the options granted by those subsidiaries, are as follows:

                                                                   NUMBER
                                                                  OF SHARES             CASH
                                                                 OF WESTMARC       EXERCISE PRICE
                                                               PREFERRED STOCK       OF OPTION
                                                               ---------------     --------------
    ECP......................................................      14.8836           $1,200,000
    ATM......................................................       0.5224               42,120
    TCINV....................................................       2.8911              233,100
    TCIU.....................................................       4.3557              351,180
    Tempo Cable..............................................      14.5562            1,173,600
                                                                   -------           ----------
                                                                   37.2090           $3,000,000
                                                                   =======           ==========

     The WestMarc Preferred Stock is not publicly traded. The dividend, liquidation, and redemption features of the WestMarc Preferred Stock are determined by reference to "Liquidation Price," which is defined, per share, as the sum of (i) $32,250 plus (ii) an amount equal to all dividends which accrued during any quarterly dividend period and were not paid in full at the end of that period or subsequently. The dividend rate on the WestMarc Preferred Stock is 12% per annum. See also "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT -- Security Ownership of Management".

     The Company has negotiated an employment agreement with Tony Coelho, which when executed by the parties will become effective as of October 1, 1995, with respect to the terms of Mr. Coelho's employment as the Chairman of the Board and Chief Executive Officer of the education business which is now conducted by the Company's ETC w/tci, Inc. subsidiary ("ETC w/tci"). The employment agreement will run through September 30, 2000. Under the terms of the employment agreement, Mr. Coelho will be entitled to an annual base salary of not less than $400,000 as well as benefits commensurate with similarly situated executives of the Company. In the event that Mr. Coelho's employment is terminated by the Company other than as a result of death or for cause (as defined in the employment agreement), Mr. Coelho will be entitled to receive all remaining compensation to which he would have been entitled through the term of his employment agreement. In connection with his employment, Mr. Coelho was granted options to acquire 100,000 shares of the Series A TCI Group Common Stock of the Company at an exercise price of $17 per share subject to customary terms and will be permitted to acquire 15% of the equity capital of ETC w/tci at a founder's valuation. Under certain circumstances, Mr. Coelho will be entitled to increase his percentage ownership in ETC w/tci to up to 20%. The terms of the agreements under which Mr. Coelho will acquire his equity interest in ETC w/tci will afford him the right at any time after September 30, 2000 to require the Company to purchase his equity interest at fair market value and require the Company to purchase his entire equity interest at fair market value on September 30, 2001.

     The Board of Directors has authorized the Company to permit certain of its executive officers to acquire equity interests in certain of the Company's subsidiaries. In connection therewith, the Board has approved the acquisition by Brendan Clouston, an executive officer of the Company, of 1% of the net equity of the companies which own and operate the satellite, telephony and internet businesses of the Company. Additionally, the Board has approved the acquisition by Larry Romrell, an executive officer of the Company, of 1% of the net equity of the companies which own and operate the satellite and telephony businesses of the Company. The terms and structure of the foregoing transactions have not yet been determined.

     Mr. Clouston was granted a restricted stock award of 62 shares of WestMarc Preferred Stock in July 1996. In addition, the Company paid Mr. Clouston $119,970 which represents the dividends which would have been paid on the 62 shares of the WestMarc Preferred Stock granted to Mr. Clouston from January 1, 1996 to June 30, 1996. The restricted stock award is subject to forfeiture in certain specified events prior to December 13, 2005.

     Certain Business Relationships. Mr. Jerome H. Kern, a director of TCI, is special counsel with the law firm of Baker & Botts, L.L.P., the principal outside counsel for TCI. Fees paid to Baker & Botts, L.L.P. by

TCI and consolidated subsidiaries were $8.8 million for the last full fiscal year. See also "CONCERNING MANAGEMENT -- Certain Relationships and Related Transactions."

     There is no indebtedness of management owed to the Company.

                          1996 INCENTIVE PLAN PROPOSAL

INTRODUCTION

     The Board of Directors adopted the Tele-Communications, Inc. 1996 Incentive Plan (the "1996 Plan") to provide a means whereby (i) employees of the Company and its subsidiaries and (ii) independent contractors providing services to the Company or its subsidiaries ("Eligible Participants" or individually, an "Eligible Participant") can be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing such Eligible Participants' proprietary interest in the Company's businesses, encouraging such Eligible Participants to remain in the employ of the Company or its subsidiaries, and increasing such Eligible Participants' personal interest in the continued success and progress of the Company and its subsidiaries. Accordingly, on December 13, 1995, the Board of Directors of the Company adopted the 1996 Plan and directed that the 1996 Incentive Plan Proposal be submitted to a vote of the stockholders of the Company at the Annual Meeting.

     Only the Eligible Participants may receive awards under the 1996 Plan. There are approximately 39,000 employees eligible to receive awards under the 1996 Plan. The number of independent contractors eligible to receive awards under the 1996 Plan is not determinable. The Compensation Committee of the Board is invested with broad authority to select Eligible Participants to receive awards under the 1996 Plan. The Compensation Committee may take into account the nature of the services rendered by the Eligible Participant, and the present and past contributions of the Eligible Participant.

NEW PLAN BENEFITS

     On December 13, 1995, the Compensation Committee of the Board granted certain executive officers of the Company an aggregate of 2,000,000 options in tandem with stock appreciation rights to acquire shares of TCI Group Series A Stock and 1,100,000 options in tandem with stock appreciation rights to acquire shares of Liberty Group Series A Stock. The Compensation Committee granted options in tandem with stock appreciation rights for the following amounts of underlying shares: (i) Bob Magness -- 1,000,000 shares of TCI Group Series A Stock and 250,000 shares of Liberty Group Series A Stock, (ii) Dr.
Malone -- 1,000,000 shares of TCI Group Series A Stock and 250,000 shares of Liberty Group Series A Stock, and (iii) Peter Barton, President and Chief Executive Officer of Liberty Media Corporation, 600,000 shares of Liberty Group Series A Stock. See "CONCERNING MANAGEMENT -- Executive
Compensation -- Option/SAR Grants Table of TCI" for information regarding these grants.

     With respect to the grant to Mr. Barton, the exercise price of the options in tandem with stock appreciation rights is $24 per share. None of Mr. Barton's options are exercisable until August 4, 1996. The options will be exercisable on a cumulative basis with 20% of the total number of shares subject to such options exercisable on August 4, 1996, and with respect to the remaining shares of Liberty Group Series A Stock subject to any such options, such options will be exercisable with respect to an additional 20% as of the second, third, fourth and fifth anniversaries of August 4, 1995.

     The total present dollar value (using the Black-Scholes model) of such grants to each of Dr. Malone and Mr. Magness was $18,676,950 and $18,676,950, respectively, on the date of grant. The total present dollar value (using the Black-Scholes model) of such grant to Mr. Barton was $10,903,560 on the date of grant. For a further discussion of these grants, see "CONCERNING
MANAGEMENT -- Executive Compensation -- Summary Compensation Table of TCI" and "CONCERNING MANAGEMENT -- Executive Compensation -- Option/SAR Grants Table of TCI."

     Except for the grants made under the 1996 Plan to the three executive officers discussed above, the benefits or the amounts that would have been granted in 1995 or which will be granted in the future under the

1996 Plan to eligible participants are not determinable. The amounts and benefits are not determinable because the Compensation Committee of TCI has complete discretion over the making of any awards under the 1996 Plan and, as a result, may choose to make awards or may choose to decline to make awards in accordance with the Compensation Committee's then existing policies and in accordance with the terms of the 1996 Plan. The 1996 Plan and the aforementioned grants made thereunder are subject to, and will become effective upon approval of, the 1996 Incentive Plan Proposal by the requisite vote of the stockholders at the Annual Meeting.

     The market value of the TCI Group Series A Stock subject to award under the 1996 Plan is $306,000,000. Such market value is based on the maximum number of shares of TCI Group Series A Stock eligible to be awarded under the 1996 Plan multiplied by $19.125, the last reported sales price of TCI Group Series A Stock on the Nasdaq National Market on April 30, 1996. The market value of the Liberty Group Series A Stock subject to award under the 1996 Plan is $109,500,000. Such market value is based on the maximum number of shares of Liberty Group Series A Stock eligible to be awarded under the 1996 Plan multiplied by $27.375, the last reported sales price of Liberty Group Series A Stock on the Nasdaq National Market on April 30, 1996.

DESCRIPTION OF THE 1996 PLAN

     A copy of the 1996 Plan is attached hereto as Appendix A. The discussion of the 1996 Plan set forth below is subject to, and qualified in its entirety by reference to, the 1996 Plan.

     General. The 1996 Plan provides (i) for stock-based awards to be made in respect of a maximum of 16 million shares of TCI Group Series A Stock and a maximum of 4 million shares of Liberty Group Series A Stock (subject to certain adjustments described below) and (ii) for cash awards in amounts determined by the Compensation Committee. TCI Group Series A Stock and Liberty Group Series A Stock shall be hereinafter collectively referred to as the "Common Stock."

     Awards may be made as grants of stock options ("Options"), stock appreciation rights ("SARs"), restricted shares ("Restricted Shares"), stock units ("Stock Units"), performance awards ("Performance Awards"), or any combination thereof (collectively, "Awards"). Shares in respect of which Awards are made may be either authorized but unissued shares of Common Stock or issued shares reacquired by the Company, including shares purchased in the open market. Shares of Common Stock that are subject to Awards that expire, terminate or are annulled for any reason without having been exercised (or, with respect to Tandem SARs deemed exercised, by virtue of the exercise of a related Option), or are Restricted Shares or Stock Units that are forfeited prior to becoming vested, or are subject to Awards of SARs that are exercised for cash, will return to the pool of such shares available for grant under the 1996 Plan.

     The 1996 Plan will be administered by the Compensation Committee of the Company's Board of Directors, or such other committee as the Board may in the future appoint, which shall be comprised of at least two persons. Each member of the Compensation Committee shall be a member of the Board who during the one-year period prior to service on the Compensation Committee was not, and during such service is not, granted or awarded equity securities pursuant to the 1996 Plan or any other plan of the Company or any of its affiliates, if such grant or award or participation in such plan would prevent such member from being a "disinterested person" with respect to the 1996 Plan for purposes of Rule 16b-3 of the Exchange Act. The members of the Compensation Committee of the Company are Mr. Gallivan and Mr. Naify. See "CONCERNING MANAGEMENT -- Committees of the Board of Directors" above.

     The Compensation Committee will have broad discretion in administering the 1996 Plan, and is authorized, subject only to the express provisions of the 1996 Plan, to determine the persons to whom Awards may be made, to determine the terms and conditions (which need not be identical) of each Award (including the timing of the grant, the type of Award granted, the pricing and the amount of the Award and terms related to vesting, exercisability, forfeiture and termination), and to interpret the provisions of the 1996 Plan and each agreement relating to Awards granted under the 1996 Plan. The determinations of the Compensation Committee are final and binding upon all participants.

     Stock Options. Options granted pursuant to the 1996 Plan may be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Code or nonqualified stock options ("Nonqualified Option") which do not qualify under Section 422. The Compensation Committee is authorized to designate an Option as an Incentive Option or a Nonqualified Option.

     The exercise price of all Options granted under the 1996 Plan will be fixed by the Compensation Committee, and may be more than, less than or equal to the fair market value of the Common Stock subject to the Option as of the date the Option is granted. Except as otherwise provided in the 1996 Plan regarding acceleration of Awards, no participant may be granted in any calendar year Options covering more than 2 million shares of either TCI Group Series A Stock or Liberty Group Series A Stock (as adjusted for stock splits, etc.).

     Subject to the provisions of the 1996 Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Compensation Committee shall determine as set forth in the applicable agreement relating to the Award. An Option granted under the 1996 Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable agreement relating to the Award and the 1996 Plan and, unless the applicable agreement relating to the Award otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Compensation Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

     An Option may be exercised by written notice to the Company in accordance with the terms of the applicable agreement and in accordance with the procedures established by the Compensation Committee. The method of payment of the exercise price of an Option, and of the amount required to satisfy applicable Federal, state and local withholding tax requirements, will be determined by the Compensation Committee and may consist of cash, a check, a promissory note, the surrender of already owned shares of the Common Stock (or in the case of Options on TCI Group Series A Stock, the surrender of already owned shares of TCI Group Series B Stock and in the case of Options on Liberty Group Series A Stock, the surrender of already owned shares of Liberty Group Series B Stock), the withholding of shares of Common Stock issuable upon exercise of such Option, the delivery of a properly executed exercise notice and irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, any combination of the foregoing methods of payment or such other consideration and method of payment as may be permitted for the issuance of shares under the DGCL. The permitted method or methods of payment of the Option exercise price and applicable withholding taxes, if other than cash, shall be set forth in the agreement relating to the Award and may be subject to such conditions as the Compensation Committee deems appropriate.

     Shares of Common Stock, TCI Group Series B Stock or Liberty Group Series B Stock surrendered in payment in whole or in part of the Option exercise price and applicable withholding taxes, and shares of Common Stock issuable upon exercise of an Option that are withheld for such purposes, will be valued at their fair market value on the date of exercise. In general, fair market value is determined by reference to the last sale price for shares of the applicable series as reported on the Nasdaq Stock Market on the relevant date. If an Optionholder elects to have shares withheld in payment of all or part of the amounts payable upon exercise of an Option and such election is made during a 10-day "window period" following the release of quarterly or annual statements of the Company's sales and earnings in order to comply with the requirements of Rule 16b-3, then for purposes of valuing the shares withheld, the Option (other than an Incentive Option) will be deemed to have been exercised on the date during such window period on which the highest last sale price of a share of the relevant Common Stock is reported on the Nasdaq Stock Market, and the fair market value of such shares shall be deemed to be such highest last reported sale price. The Compensation Committee will have the right in its sole discretion to approve or disapprove any election by the holder to have shares withheld to pay the Option exercise price or withholding taxes.

     Unless otherwise determined by the Compensation Committee and provided in the applicable agreement, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, Options may be exercised during the lifetime of the holder thereof only by such holder (or his or her court appointed legal representative).

     Stock Appreciation Rights. An SAR may be granted under the 1996 Plan to the holder of an Option (a "Related Option") with respect to all or a portion of the shares of Common Stock subject to the Related Option (a "Tandem SAR") or may be granted separately to an eligible employee (a "Free Standing SAR"). A Tandem SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter and prior to the complete exercise, termination, expiration or cancellation of the Related Option. A Tandem SAR will be exercisable only at the time and to the extent that the Related Option is exercisable and may be subject to such additional limitations on exercisability as the related agreement may provide and in no event after the complete termination or full exercise of the Related Option. Upon exercise of a Tandem SAR, the Related Option will be deemed to have been exercised to the extent of the number of shares of Common Stock with respect to which such Tandem SAR is exercised. Upon the exercise or termination of the Related Option, the Tandem SAR will be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Related Option was so exercised or terminated. Free Standing SARs will be exercisable at the time, to the extent and upon the terms and conditions determined by the Compensation Committee and set forth in the agreement relating to the Award. No participant may be granted in any calendar year SARs covering more than 2 million shares of either TCI Group Series A Stock or Liberty Group Series A Stock (as adjusted for stock splits, etc.).

     The base price of a Tandem SAR will be the same as the exercise price of the Related Option unless the Compensation Committee provides for a higher base price. The base price of a Free Standing SAR will not be less than the fair market value of the applicable Common Stock on the date of grant of the Free Standing SAR. Upon exercise of an SAR, the holder will be entitled to receive from the Company, for each share of applicable Common Stock with respect to which the SAR is exercised, an amount equal to the excess of the fair market value of a share of such Common Stock on the date of exercise over the base price per share of such SAR. Such amount shall be paid in cash, shares of Common Stock (valued at their fair market value on the date of exercise of the SAR) or a combination thereof as specified in the agreement relating to the Award or, if so provided in the agreement, either as determined by the Compensation Committee in its sole discretion or as elected by the holder. The Compensation Committee will have the right in its sole discretion to approve or disapprove any election by the holder to receive cash in full or partial settlement of an SAR. As described above with respect to Options granted under the 1996 Plan, if in order to meet the requirement of Rule 16b-3, a holder exercises an SAR (other than one granted in tandem with an Incentive Option) in whole or in part for cash during a 10-day window period prescribed by such Rule, then such SAR will be deemed to have been exercised on the day during such window period on which the highest last sale price of a share of Common Stock is reported on the Nasdaq Stock Market, and the fair market value of such shares shall be deemed to be such highest reported last sale price. Unless the Compensation Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

     The agreement relating to an Award of SARs may provide for a limit on the amount payable to a holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the holder in whole or in part for cash during any specified period, for a limit on the time periods during which a holder may exercise SARs and for such other limits on the rights of the holder and other terms and conditions as the Compensation Committee may determine.

     Unless otherwise determined by the Compensation Committee and provided in the applicable agreement, SARs shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, SARs may be exercised during the lifetime of the holder thereof only by such holder (or his or her court appointed legal representative).

     Restricted Shares. At the time of any Award of Restricted Shares, the Compensation Committee will designate a period of time which must elapse (the "Restriction Period") and may impose such other restrictions, terms and conditions that must be fulfilled, before the Restricted Shares will become vested. The Compensation Committee may determine that (a) Restricted Shares will be issued at the beginning of the Restriction Period, in which case, such shares will constitute issued and outstanding shares of Common Stock for all corporate purposes, or (b) Restricted Shares will not be issued until the end of the Restriction Period, in which case, the holder will have none of the rights of a stockholder with respect to the shares of Common Stock covered by such Award until such shares shall have been issued to such holder at the end of the Restriction Period. The holder will have the right to vote Restricted Shares issued at the beginning of the Restriction Period and to receive such dividends and other distributions as the Compensation Committee may, in its sole discretion, designate which are paid or distributed on such Restricted Shares, and generally to exercise all other rights as a holder of Common Stock, except that, until the end of the Restriction Period: (i) such holder will not be entitled to take possession of the stock certificates representing the Restricted Shares, (ii) such holder may not sell, transfer or otherwise dispose of the Restricted Shares, and (iii) other than such dividends and other distributions as the Compensation Committee may designate, the Company will retain custody of all dividends and distributions made or declared with respect to the Restricted Shares ("Retained Distributions") and such Retained Distributions shall not bear interest or be segregated in a separate account. In the case of Restricted Shares issued at the end of the Restriction Period, the holder will be entitled to receive, to the extent specified by the Compensation Committee only, cash or property corresponding to all dividends and other distributions (or the economic equivalent thereof) that would have been paid, made or declared on such Restricted Shares had such shares been issued at the beginning of the Restriction Period (collectively, "Dividend Equivalents"), and such Dividend Equivalents will be paid as specified by the Compensation Committee in the applicable Award agreement. A breach of any restrictions, terms or conditions established by the Compensation Committee with respect to any award of Restricted Shares will cause a forfeiture of such Restricted Shares and any Retained Distributions (including any unpaid Dividend Equivalents) with respect thereto. The 1996 Plan also provides that the Compensation Committee may authorize awards of cash to a holder of Restricted Shares, payable at any time after the Restricted Shares become vested.

     Upon expiration of the applicable Restriction Period and the satisfaction of any other applicable conditions, all or part of the Restricted Shares and any Retained Distributions thereon (including any unpaid Dividend Equivalents) will become vested and all or part of any cash amount awarded will become payable. Any Restricted Shares and Retained Distributions thereon (including any unpaid Dividend Equivalents) which do not vest will be forfeited.

     Stock Units. The 1996 Plan also authorizes the Compensation Committee to grant to eligible persons, either alone or in addition to Options, SARs and Restricted Shares, awards of Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the fair market value of the Common Stock ("Stock Units"). The Compensation Committee will determine all terms and conditions of such Awards, including any restrictions (including restrictions on transfer), deferral periods, or performance requirements. The provisions of any Award of Stock Units need not be the same with respect to each recipient and are subject to such rules as the Compensation Committee may establish at the time of grant.

     Performance Awards. Performance Awards consist of grants made to an eligible person subject to the attainment of one or more performance goals. A Performance Award will be paid, vested or otherwise deliverable solely upon the attainment of one or more pre-established, objective performance goals established by the Compensation Committee prior to the earlier of (i) 90 days after the commencement of the period of service to which the performance goals relate and (ii) the elapse of 25% of the period of service, and in any event while the outcome is substantially uncertain. A performance goal may be based upon one or more business criteria that apply to the eligible person, one or more business units of the Company or the Company as a whole, and may include any of the following: revenue, net income, stock price, market share, earnings per share, return on equity, return on assets or decrease in costs. Subject to the foregoing, the terms, conditions and limitations applicable to any Performance Award will be determined by the Compensation Committee.

     Any Performance Awards granted under the 1996 Plan will be limited so that no individual may be granted Performance Awards consisting of cash or in any other form permitted under the 1996 Plan (other than any Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares, or, in either case, additional cash amounts related to such an Award) in respect of any one-year period having a value determined on the date of grant in excess of $10,000,000.

     Effect of Termination of Employment. Under the terms of the 1996 Plan, if the employment of the holder of an Award terminates by reason of death or total disability, then, unless the agreement relating to such Award provides otherwise, (a) all outstanding Options and SARs granted in such Award will become immediately exercisable in full in respect of the aggregate number of shares covered thereby, (b) the Restriction Period for all Restricted Shares granted in such Award will be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents will become vested and any cash amounts payable pursuant to the related agreement will be adjusted in such manner as may be provided in such agreement,
(c) all Stock Units will become vested in full, and (d) Performance Awards will become vested in full.

     Under the terms of the 1996 Plan, if the employment of the holder of an Award is terminated during the Restriction Period with respect to any Restricted Shares, or prior to the complete exercise (or deemed exercise thereof) of any Option or SAR or the vesting or complete exercise of any Stock Units, or the vesting of any Performance Awards, then such Options, SARs, Stock Units and Performance Awards will thereafter be exercisable, and the holder's rights to any such unvested Restricted Shares, Retained Distributions, unpaid Dividend Equivalents and cash amounts and any such unvested Stock Units will thereafter vest, only to the extent provided by the Compensation Committee in the agreement relating to such Award, except that (a) if the holder's employment terminates by reason of death or total disability then any Option or SAR will remain exercisable for a period of at least one year after such termination, and (b) if the holder's employment is terminated for cause (as defined in the applicable agreement or the 1996 Plan) then (i) such employee's rights to all Restricted Shares, Retained Distributions, unpaid Dividend Equivalents and any cash amounts covered by such Award will be forfeited immediately, (ii) all Options and SARs and all unvested or unexercised Stock Units will immediately terminate, and
(iii) such employee's interest in all unvested Performance Awards will be forfeited immediately.

     Additional Provisions. Unless otherwise provided by the Compensation Committee in the agreement relating to an Award, each Award will vest and become exercisable in full upon the occurrence of any of the following change in control transactions: (a) the Company's Board (or stockholders, if Board approval is not required by law) approves any of the following transactions (each an "Approved Transaction"): (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of common stock of the Company would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the persons who are common stockholders of the Company immediately prior thereto would have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; (b) any person or other entity (other than the Company or any subsidiary or any employee benefit plan sponsored by the Company or any subsidiary) purchases any common stock of the Company pursuant to a tender or exchange offer, without the prior consent of the Company's Board, or any person or other entity (other than the Company, any subsidiary, any employee benefit plan sponsored by the Company or any subsidiary or any Controlling Person (as defined)) becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding securities, other than in a transaction (or series of related transactions) approved by the Company's Board; or (c) during any two-year period, individuals who at the beginning of such period constitute the entire Board of the Company cease to constitute a majority of the Board, unless the election, or nomination for election, of each new director is approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period. "Controlling Person" is defined in the 1996 Plan to mean each of (1) the Chairman of the Board, the President and each of the directors of the Company as of the effective date of the 1996 Plan, (2) the respective family members, estates and heirs of each of the persons referred to in clause (1) and any trust or other investment vehicle for the primary benefit of any of such persons or their respective family members or heirs and (3) Kearns-Tribune Corporation. Options, SARs or, if applicable, Stock Units not theretofore exercised will terminate upon consummation of an Approved Transaction. The Compensation Committee will have the discretion, unless otherwise provided in the agreement relating to a particular Award, to determine that any or all outstanding Awards of any or all types granted pursuant to the 1996 Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction or will not terminate if not exercised prior to consummation of the Approved Transaction, if action that, in the opinion of the Compensation Committee, is equitable and appropriate is taken by the Company's Board or by the surviving or acquiring corporation, as the case may be, to assume such Award or substitute a new Award therefor and in order to make such assumed or new Award, as nearly as may be practicable, equivalent to the old Award, taking into account the kind and amount of securities, cash or other assets into or for which the Common Stock may be converted or exchanged in connection with the Approved Transaction.

     In the event of a stock split, stock dividend or distribution, reclassification, recapitalization or other corporate event that affects the Common Stock (including mergers or consolidations other than those which constitute Approved Transactions), the 1996 Plan provides for the Compensation Committee to make such adjustments as it deems equitable and appropriate to any or all of (i) the number and kind of shares subject to outstanding Awards, (ii) the purchase or exercise price and the relevant base price of outstanding Awards and (iii) the number and kind of shares for which Awards may thereafter be granted under the 1996 Plan.

     The Compensation Committee may require in the agreement relating to an Award that if the holder acquires any shares of Common Stock through the exercise of Options or SARs or through the vesting of Restricted Shares or Stock Units granted in the Award, then prior to selling or otherwise transferring any such shares to a third party, such holder must offer to sell such shares to the Company, at their fair market value, pursuant to a right of first refusal.

     The obligations of the Company with respect to Awards granted under the 1996 Plan are subject to all applicable laws.

     No awards may be granted under the 1996 Plan on or after the ten-year anniversary of its effective date. The Board or the Compensation Committee may at any time prior to the tenth anniversary of the effective date terminate the 1996 Plan, and may, from time to time, suspend or discontinue the 1996 Plan or modify or amend the 1996 Plan in such respects as it shall deem advisable; except that no such modification or amendment shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 of the Exchange Act in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements. Termination or amendment of the 1996 Plan may not adversely affect the rights of any holder of an Award without his or her consent. Subject to the specific terms of the 1996 Plan, the Compensation Committee may accelerate any Award or waive any conditions or restrictions pertaining to such Award at any time.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary generally describes the principal Federal (but not state and local) income tax consequences of Awards made pursuant to the 1996 Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the corporation or other entity employing the recipient of an award (the "Employer Entity"). In particular, this summary is qualified in its entirety by the discussion of Section 162(m) of the Code, discussed below under "THE 1996 INCENTIVE PLAN PROPOSAL -- Limitation on Deductions". The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

     Options. In general, for Federal income tax purposes, neither the grant nor the exercise of an Incentive Option will result in taxable income to the Optionholder or a deduction for the Company. However, an Optionholder may be subject to the alternative minimum tax in the year that an Incentive Option is exercised. The excess of the fair market value of the Common Stock (determined at the date of exercise) acquired through the exercise of an Incentive Option over the exercise price is in addition to income in determining alternative minimum taxable income and such additional amount may be sufficient in amount to subject the Optionholder to the alternative minimum tax.

     If the Optionholder holds Common Stock acquired through the exercise of Incentive Options for the full holding period (two years after the Option is granted and one year after it is exercised), he will recognize a capital gain or loss at the time of the sale of the stock based on the difference between the Option exercise price and the sale price. Currently, long-term capital gains are taxed to an individual at a maximum rate of 28% as opposed to a maximum rate of 39.6% for ordinary income. There is no tax effect on the Employer Entity from the sale of such stock.

     If Common Stock acquired through the exercise of an Incentive Option is disposed of before the end of the holding period described in the preceding paragraph (a "disqualifying disposition"), the Optionholder will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date the Option was exercised and the Option exercise price or (ii) the difference between the amount received on the sale of the Common Stock and the Option exercise price. In the event of a disqualifying disposition, the Employer Entity will be entitled to a deduction in a corresponding amount to the extent that the amount is reasonable compensation and is an ordinary and necessary business expense. If the amount received by the Optionholder on the disqualifying disposition exceeds the fair market value of the shares on the date of exercise of the Incentive Option, such excess will ordinarily constitute capital gain.

     Although the Compensation Committee has the discretion under the 1996 Plan to provide for a period of time after the termination of an Optionholder's employment in which his or her Options may continue to be exercised, under current law an option must generally be exercised within three months after termination of employment (one year in the case of termination because of death or disability) in order to qualify as an Incentive Option.

     In general, the grant of a Nonqualified Option will not result in taxable income to the Optionholder or a deduction to the Employer Entity for Federal income tax purposes. Upon exercise of a Nonqualified Option, the Employer Entity will be entitled, for Federal income tax purposes, to a tax deduction and the Optionholder will recognize ordinary income. The amount of such deduction and income generally will equal the amount by which the fair market value of the shares acquired on the date the Nonqualified Option is exercised exceeds the Option exercise price of the shares if the Common Stock is transferable and not subject to a substantial risk of forfeiture at such time. In general, the Common Stock received on exercise of a Nonqualified Option will be transferable and will not be subject to a substantial risk of forfeiture. However, if the sale of the Common Stock acquired upon exercise of a Nonqualified Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, which requires certain "insiders" to pay to the Company any profits received upon certain sales of Common Stock, the Optionholder will recognize ordinary income (and the Employer Entity will be entitled to a corresponding tax deduction) equal to the amount by which the fair market value of the shares acquired exceeds the Option exercise price for the shares on the earlier of (i) the date that the Optionholder is no longer subject to liability under Section 16(b) of the Exchange Act or (ii) six months after the date the Nonqualified Option is exercised. An Optionholder subject to liability under Section 16(b) of the Exchange Act may, however, recognize ordinary income (and the Employer Entity will be entitled to a corresponding tax deduction) at the time the Option is exercised if the Optionholder makes an election under Section 83(b) of the Code.

     If an Option is exercised through the use of Common Stock previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the previously owned shares were acquired by the exercise of an Incentive Option and the holding period requirement for those shares is not satisfied at the time they are used to exercise an Incentive Option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income in the amount described above. If shares issuable upon exercise of an Incentive Option are withheld to pay amounts payable in connection with the exercise of such Option, such shares would be deemed to have been disposed of in a disqualifying disposition, also resulting in the recognition of ordinary income with respect to the shares withheld as described above.

     Any difference between the basis of the Common Stock acquired through the exercise of a Nonqualified Option (the Option exercise price plus the ordinary income recognized) and the amount realized upon a subsequent sale of such shares will be treated as a short-term or long-term capital gain or loss, depending on the length of the period such shares are held prior to sale. Currently, long-term capital gains are taxed to an individual at a maximum rate of 28% as opposed to a maximum rate of 39.6% for ordinary income.

     Stock Appreciation Rights. For Federal income tax purposes, the grant of an SAR will not result in taxable income to the holder or a tax deduction to the Employer Entity. At the time of exercise of an SAR, the holder will forfeit the right to benefit from any future appreciation of the stock subject to the SAR. Accordingly, taxable income to the holder is deferred until the SAR is exercised. Upon exercise, the amount of cash and fair market value of shares received by the holder, less cash or other consideration paid (if any), is taxed to the holder as ordinary income and the Employer Entity will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding. However, if the holder receives Common Stock upon the exercise of an SAR and is then subject to the restrictions under
Section 16(b) of the Exchange Act discussed above, unless the holder elects otherwise, the amount of ordinary income and deduction will generally be measured at the time such restrictions lapse.

     Restricted Shares. The award of Restricted Shares will not result in taxable income to the employee or a tax deduction to the Employer Entity for Federal income tax purposes. Upon expiration of the Restriction Period applicable to the Restricted Shares awarded, or, if applicable, at such later date as the restrictions under Section 16(b) of the Exchange Act described above expire, the fair market value of such shares at such expiration date, plus the amount of any Retained Distributions and unpaid Dividend Equivalents on such shares and any cash amount awarded, less cash or other consideration paid (if any), will be included in the holder's ordinary income as compensation, except that, in the case of Restricted Shares issued at the beginning of the Restriction Period, the holder may elect to include in his ordinary income as compensation at the time the Restricted Shares are awarded, the fair market value of such shares at such time, less any amount paid therefor. Absent the making of the election referred to in the preceding sentence, any cash dividends or other distributions paid with respect to Restricted Shares prior to expiration of the applicable Restriction Period will be included in the employee's ordinary income as compensation at the time of receipt. In each case, the Employer Entity will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

     Stock Units. The Federal income tax consequences of the award of Stock Units will depend on the conditions of the Award. Generally, the transfer of cash or property will result in ordinary income to the recipient and a tax deduction to the Employer Entity. If there is a substantial risk that the property transferred will be forfeited (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the risk of forfeiture lapses. However, the recipient may generally elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction for the Employer Entity occurs only when ordinary income in respect of an Award is recognized by the employee (and then the deduction is subject to reasonable compensation and withholding requirements). Because Stock Unit Awards will be subject to whatever conditions may be determined by the Compensation Committee, the Federal income tax consequences to the recipient and to the Employer Entity will depend on the specific conditions and terms of the Award.

     Performance Awards. A recipient will recognize ordinary income upon receipt of cash pursuant to a Performance Award or, if earlier, at the time such cash is otherwise made available for the eligible person to draw upon it. In general, a recipient will recognize ordinary income as a result of the receipt of Common Stock pursuant to a Performance Award in an amount equal to the fair market value of the Common Stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the recipient will recognize ordinary income in an amount equal to the fair market value of the Common Stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the recipient makes an election to be taxed on the fair market value of the Common Stock when such stock is received.

     Limitation on Deductions. Notwithstanding the above, The Revenue Reconciliation Act of 1993 added Section 162(m) to the Code which restricts the deduction of compensation by a publicly held corporation which, according to proposed regulations, includes compensation paid by any members of its affiliated group of corporations, as defined in Proposed Treasury Regulation
Section 1.162-27(c)(1)(ii). Specifically, Section 162(m) prohibits the deduction of compensation to "covered employees" to the extent that "remuneration" to any such covered employee exceeds $1,000,000 in any taxable year. Covered employees are defined as any individual who on the last day of the taxable year is the chief executive officer or among the four most highly compensated officers (other than the chief executive officer). For the purpose of determining whether the $1,000,000 limitation is applicable the following items do not count as remuneration: (i) compensation paid on a commission basis, (ii) non-taxable fringe benefits, (iii) payments to or from a tax-qualified pension plan, (iv) "performance-based compensation" (as defined in Section 162(m)(4)(C) of the Code and the applicable regulations) and (v) payments made pursuant to a binding written contract in effect on February 17, 1993 and not modified in any material respect after such date prior to the grant of compensation. In general, in order to qualify as "performance based compensation" the compensation must be payable solely on account of performance goals which are disclosed to and approved by stockholders, and the compensation must be established and administered by a compensation committee which consists solely of two or more outside directors as defined in the Treasury regulations. Because stockholders are approving a performance goal criteria in connection with the vote on the 1996 Plan at the Annual Meeting, compensation paid pursuant to Performance Awards under the 1996 Plan may qualify as performance-based compensation, and is compensation which is based solely on an increase in value of the Common Stock after the date of grant (such as an Option or SAR granted with an exercise price or base price at least equal to the fair market value on the date of grant) is deemed to be paid on account of performance goals. However, compensation which is based solely on an increase in value of the employee's stock with respect to Performance Awards will not qualify as performance-based compensation unless the requirement that such compensation is granted by a compensation committee consisting of two or more outside directors is met, performance goals are established by the compensation committee and certified by the compensation committee as being met prior to payment. The 1996 Plan itself only requires that the Compensation Committee members be directors. Accordingly, no grants (including grants of Options and SARs) will qualify under the performance based compensation exception unless all the members of the Compensation Committee qualify as "outside" directors. Present members of the Compensation Committee qualify as "outside" directors.

     If compensation granted by the Compensation Committee does not fall within any of the exceptions to the definition of remuneration, then the Employer Entities which are members of the Company's affiliated group of corporations may lose part of the deductions they would otherwise be entitled to take with respect to covered employees.

INTEREST OF CERTAIN PERSONS IN 1996 INCENTIVE PLAN PROPOSAL

     On December 13, 1995, the Compensation Committee of the Board granted, pursuant to the 1996 Plan, options in tandem with stock appreciation rights for the following amounts of underlying shares: (i) Bob Magness -- 1,000,000 shares of TCI Group Series A Stock and 250,000 shares of Liberty Group Series A Stock,
(ii) Dr. Malone -- 1,000,000 shares of TCI Group Series A Stock and 250,000 shares of Liberty Group Series A Stock, and (iii) Mr. Barton -- 600,000 shares of Liberty Group Series A Stock. See "CONCERNING MANAGEMENT -- Executive Compensation -- Option/SAR Grants Table of TCI" and "1996 INCENTIVE PLAN PROPOSAL -- New Plan Benefits" for a discussion of the terms of these grants. The effectiveness of these grants is conditioned upon the stockholders approving the 1996 Incentive Plan Proposal. If the 1996 Incentive Plan Proposal is not approved by stockholders, the above-described grants to Messrs. Magness, Malone and Barton will be null and void.

VOTE REQUIRED FOR APPROVAL

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMBINED VOTING POWER AND A MAJORITY OF THE COMBINED NUMBER OF THE SHARES OF THE TCI GROUP SERIES A STOCK, THE LIBERTY GROUP SERIES A STOCK, THE TCI GROUP SERIES B STOCK, THE LIBERTY GROUP SERIES B STOCK AND THE SERIES C PREFERRED STOCK REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING, VOTING AS A SINGLE CLASS, IS REQUIRED TO APPROVE THE 1996 INCENTIVE PLAN PROPOSAL.

                              INDEPENDENT AUDITORS

     The firm of KPMG Peat Marwick LLP serves as the Company's independent certified public accountants. A partner of KPMG Peat Marwick LLP will be present at the Annual Meeting with the opportunity to make a statement if KPMG Peat Marwick LLP so desires and will be available to respond to appropriate questions.

                            STOCKHOLDERS' PROPOSALS

     Proposals by stockholders for which consideration is desired at the 1997 annual meeting of stockholders must be received by the Company by March 24, 1997 in order to be considered for inclusion in proxy materials for the 1997 annual meeting.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST ADDRESSED TO THE INVESTOR RELATIONS DEPARTMENT, TELE-COMMUNICATIONS, INC., POST OFFICE BOX 5630, DENVER, COLORADO 80217-5630.

Englewood, Colorado
July 22, 1996

                                                                      APPENDIX A

                           TELE-COMMUNICATIONS, INC.
                              1996 INCENTIVE PLAN

                                   ARTICLE I

                           PURPOSE AND EFFECTIVENESS

     1.1 Purpose. The purpose of the Tele-Communications, Inc. 1996 Incentive Plan (the "Plan") is to promote the success of Tele-Communications, Inc. (the "Company") by providing a method whereby (i) eligible employees of the Company and its Subsidiaries and (ii) independent contractors providing services to the Company or its Subsidiaries may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company or its Subsidiaries. The Plan is also intended to aid (i) in attracting persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing independent contractors to agree to provide services to the Company.

     1.2 Effective Date. The Plan shall be effective on December 13, 1995 but shall be subject to the approval by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Company represented in person or by proxy and entitled to vote, at the 1996 annual meeting of stockholders of the Company. Any Awards under the Plan made prior to such stockholder approval shall be conditioned upon such approval and shall be null and void if such approval is not obtained.

                                   ARTICLE II

                                  DEFINITIONS

     2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

          "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

          "Agreement" means a stock option agreement, stock appreciation rights agreement, restricted shares agreement or stock units agreement, or an agreement evidencing more than one type of Award, specified in Section 11.5, as any such Agreement may be supplemented or amended from time to time.

          "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of common stock of the Company would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

          "Award" means a grant of Options, SARs, Restricted Shares, Stock Units, Performance Awards and/or cash under this Plan.

          "Board" means the Board of Directors of the Company.

          "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

          "Committee" means the committee of the Board appointed pursuant to
     Section 3.1 to administer the Plan.

          "Common Stock" means either TCOMA, TCOMB, LBTYA or LBTYB.

          "Company" means Tele-Communications, Inc., a Delaware corporation.

          "Control Purchase" means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary or any employee benefit plan sponsored by the Company or any Subsidiary) shall purchase any common stock of the Company (or securities convertible into common stock of the Company) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) any person (as such term is so defined), corporation or other entity (other than the Company, any Subsidiary, any employee benefit plan sponsored by the Company or any Subsidiary, or any Controlling Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Controlling Person" means each of (a) the Chairman of the Board, the President and each of the directors of the Company as of the Effective Date of this Plan, (b) the respective family members, estates and heirs of each of the persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such persons or their respective family members or heirs and (c) Kearns-Tribune Corporation, a Delaware corporation. As used with respect to any person, the term "family member" means the spouse, siblings and lineal descendants of such person.

          "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          "Dividend Equivalents" means, with respect to Restricted Shares to be issued at the end of the Restriction Period, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock.

          "Domestic relations order" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

     "Effective Date" means the date on which the Plan becomes effective pursuant to Section 1.2.

          "Equity security" shall have the meaning ascribed to such term in
     Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

          "Fair Market Value" of a share of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of the appropriate of TCOMA, TCOMB, LBTYA or LBTYB, on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on NASDAQ or, if not reported on NASDAQ, as quoted by the National Quotation Bureau Incorporated, or if the appropriate of TCOMA, TCOMB, LBTYA or LBTYB is listed on an exchange, on the principal exchange on which the appropriate of TCOMA, TCOMB, LBTYA or LBTYB is listed. If for any day the Fair Market Value of a share of the appropriate of TCOMA, TCOMB, LBTYA or LBTYB is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

          "Free Standing SAR" has the meaning ascribed thereto in Section 7.1.

          "Holder" means an employee of the Company or a Subsidiary or an independent contractor who has received an Award under this Plan.

          "Incentive Stock Option" means a stock option granted under Article VI which is intended to be an incentive stock option within the meaning of
     Section 422 of the Code.

          "LBTYA" means the Series A Liberty Group Common Stock, $1.00 par value per share, of the Company.

          "LBTYB" means the Series B Liberty Group Common Stock, $1.00 par value per share, of the Company.

          "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

          "Nonqualified Stock Option" means a stock option granted under Article VI that is designated a nonqualified stock option.

          "Option" means any Incentive Stock Option or Nonqualified Stock
     Option.

          "Performance Award" means an award of cash or property made pursuant to this Plan that is subject to the attainment of one or more Performance Goals.

          "Performance Goal" means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.

          "Plan" has the meaning ascribed thereto in Section 1.1.

          "Restricted Shares" means shares of either TCOMA or LBTYA or the right to receive shares of such Common Stock, as the case may be, awarded pursuant to Article VIII.

          "Restriction Period" means a period of time beginning on the date of each award of Restricted Shares and ending on the Vesting Date with respect to such award.

          "Retained Distribution" has the meaning ascribed thereto in Section
     8.3.

          "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor Rule. References to paragraphs of Rule 16b-3 shall include the comparable provisions of any successor Rule.

          "SARs" means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of either TCOMA or LBTYB.

          "Stock Unit Award" has the meaning ascribed thereto in Section 9.1.

          "Subsidiary" of the Company means any present or future subsidiary (as defined in Section 424(f) of the Code) of the Company or any business entity in which the Company owns directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

          "Tandem SARs" has the meaning ascribed thereto in Section 7.1.

          "TCOMA" means the Series A TCI Group Common Stock, $1.00 par value per share, of the Company.

          "TCOMB" means the Series B TCI Group Common Stock, $1.00 par value per share, of the Company.

          "Vesting Date" with respect to any Restricted Shares awarded hereunder means the date on which such Restricted Shares cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such award of Restricted Shares pursuant to
     Article VIII. If more than one Vesting Date is designated for an award of Restricted Shares, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

                                  ARTICLE III

                                 ADMINISTRATION

     3.1 Committee. The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two persons. Each member of the Committee shall be a member of the Board who during the one year period prior to service on the Committee was not, and during such service is not, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its Affiliates if such grant or award or participation in such plan would prevent such member from being a "disinterested person" with respect to the Plan for purposes of Rule 16b-3. Subject to the foregoing, the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     3.2 Powers. The Committee shall have full power and authority to grant to eligible persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, Stock Units under
Article IX of the Plan, and/or Performance Awards under Article X of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan, and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees and independent contractors, their present and potential contributions to the success of the Company and its Subsidiaries and such other factors as the Committee in its discretion deems relevant.

     3.3 Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons. No member of the Committee shall be liable for any action or determination made or taken by him or the Committee in good faith with respect to the Plan.

                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to the provisions of this Article IV, the maximum number of shares of TCOMA with respect to which Awards may be granted during the term of the Plan shall be 16,000,000 shares. The maximum number of LBTYA shares with respect to which Awards may be granted during the term of the Plan shall be 4,000,000 shares. No TCOMB shares or LBTYB shares may be the subject of Awards under the Plan. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan that shall be exercised for cash and (iii) any Award of Restricted Shares or Stock Units that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited), shall again be available for purposes of the Plan.

     4.2 Adjustments. If the Company subdivides its outstanding shares of TCOMA or LBTYA into a greater number of shares of TCOMA or LBTYA (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of TCOMA or LBTYA into a smaller number of shares of TCOMA or LBTYA (by reverse stock split, reclassification or otherwise), or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase TCOMA or LBTYA, or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions) affects TCOMA or LBTYA such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion and in such manner as the Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of shares which thereafter may be awarded, optioned, or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this
Section 4.2.

                                   ARTICLE V

                                  ELIGIBILITY

     5.1 General. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such employees (including officers and, subject to Section 5.2, directors) of the Company and its Subsidiaries or independent contractors as the Committee shall select. Awards may be made to employees or independent contractors who hold or have held Awards under this Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

     5.2 Ineligibility. No member of the Committee, while serving as such, shall be eligible to receive an Award.

                                   ARTICLE VI

                                 STOCK OPTIONS

     6.1 Grant of Options. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible persons to be granted Options, the time when each Option shall be granted to such eligible persons, the number of shares subject to such Option, whether such Option is an Incentive Stock Option or a Nonqualified Stock Option and, subject to Section 6.2, the purchase price of the shares of TCOMA or LBTYA subject to such Option. Subject to the other provisions of the Plan, the same person may receive Incentive Stock Options and Nonqualified Stock Options at the same time and pursuant to the same Agreement, provided that Incentive Stock Options and Nonqualified Stock Options are clearly designated as such.

     6.2 Option Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be more than, less than or equal to the Fair Market Value of the Common Stock subject to the Option as of the date the Option is granted.

     6.3 Limitation on Grants. Except for Awards described in Section 11.1, no Person may be granted in any calendar year Options covering more than 2,000,000 shares of either TCOMA or LBTYA (adjusted as provided in Section 4.2).

     6.4 Term of Options. Subject to the provisions of the Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement.

     6.5 Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided. however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

     6.6  Manner of Exercise.

          (a) Form of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 11.10 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) in the case of Options on LBTYA shares, whole shares of LBTYA or LBTYB, (v) in the case of Options on TCOMA shares, whole shares of TCOMA or TCOMB, (vi) the withholding of shares of Common Stock issuable upon such exercise of the Option, (vii) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (viii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate. Without limiting the generality of the foregoing, if a Holder is permitted to elect to have shares of Common Stock issuable upon exercise of an Option withheld to pay all or any part of the amounts payable in connection with such exercise, then the Committee may reserve the sole discretion to approve or disapprove such election.

          (b) Value of Shares. Shares of LBTYA, LBTYB, TCOMA or TCOMB shares delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any such stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date. Notwithstanding the foregoing, if a Holder who is permitted to do so pursuant to the applicable Agreement elects to have shares of Common Stock issuable upon exercise of an Option withheld in payment of all or any part of the amounts payable in connection with the exercise of such Option and if, in order to meet the exemptive requirements of Rule 16b-3, such election is made during a window period determined in accordance with paragraph (e)(3) of such Rule (or is made prior thereto to become effective during such window period), then for purposes of determining the Fair Market Value of the shares of Common Stock withheld, such Option (other than an Incentive Stock Option) shall be deemed to have been exercised on the day during such window period on which the highest reported last sale price of a share of the appropriate of TCOMA or LBTYA as reported on NASDAQ occurred and the Fair Market Value of such shares shall be deemed to be such highest reported last sale price.

          (c) Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 11.10, and within a reasonable time thereafter such transfer shall be evidenced on the books of the Company. No Holder or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

     6.7 Nontransferability. Unless otherwise determined by the Committee and provided in the applicable Agreement, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative).

                                  ARTICLE VII

                                      SARs

     7.1 Grant of SARs. Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible persons in such numbers and at such times during the term of the Plan as the Committee shall determine. An SAR may be granted to a Holder of an Option (hereinafter called a "related Option") with respect to all or a portion of the shares of Common Stock subject to the related Option (a "Tandem SAR") or may be granted separately to an eligible employee (a "Free Standing SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement. Except for Awards described in
Section 11.1, no Person may be granted in any calendar year SARs covering more than 2,000,000 shares of either TCOMA or LBTYA (adjusted as provided in Section 4.2).

     7.2 Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or (if the related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide), and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be cancelled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR, the Holder thereof shall be entitled to receive from the Company, for each share of the appropriate of TCOMA or LBTYA with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the appropriate of TCOMA or LBTYA on the date of exercise over the related Option purchase price per share; provided, however, that the Committee may, in any Agreement granting Tandem SARs, provide that the appreciation realizable upon exercise thereof shall be measured from a base higher than the related Option purchase price.

     7.3 Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR shall be not less than 100% of the Fair Market Value of the appropriate of TCOMA or LBTYA on the date of grant of the Free Standing SAR. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR, the Holder thereof shall be entitled to receive from the Company, for each share of the appropriate of TCOMA or LBTYA with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the appropriate of TCOMA or LBTYA on the date of exercise over the base price per share of such Free Standing SAR.

     7.4 Consideration. The consideration to be received upon the exercise of an SAR by the Holder shall be paid in cash, shares of the series of the TCOMA or LBTYA shares of Common Stock to which the SAR relates (valued at Fair Market Value on the date of exercise of such SAR) or a combination of cash and shares of such Common Stock as specified in the Agreement, or, if so provided in the Agreement, either as determined by the Committee in its sole discretion or as elected by the Holder, provided that the Committee shall have the sole discretion to approve or disapprove the election by a Holder to receive cash in full or partial settlement of an SAR, which approval or disapproval shall, unless otherwise permitted by Rule 16b-3, be given after such election is made. The Company's obligation arising upon the exercise of an SAR may be paid currently or on a deferred basis with such interest or earnings equivalent as the Committee may determine. No fractional shares of Common Stock shall be issuable upon exercise of an SAR and, unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

     7.5 Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs and for such other limits on the rights of the Holder and such other terms and conditions of the SAR as the Committee may determine, including, without limitation, a condition that the SAR may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

     7.6 Exercise. For purposes of this Article VII, the date of exercise of an SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR, except that, if in order to meet the exemptive requirements of Rule 16b-3 a Holder exercises any SAR (other than one granted in tandem with an Incentive Stock Option) in whole or in part for cash during a window period determined in accordance with paragraph (e)(3) of such Rule, then such SAR shall be deemed to have been exercised on the day during such window period on which the highest reported last sale price of a share of Common Stock as reported on NASDAQ occurred and the Fair Market Value of such shares shall be deemed to be such highest reported last sale price.

     7.7 Nontransferability. Unless otherwise determined by the Committee and provided in the applicable Agreement, SARs shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, SARs may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative).

                                  ARTICLE VIII

                               RESTRICTED SHARES

     8.1 Grant. Subject to the limitations of the Plan, the Committee shall designate those eligible persons to be granted awards of Restricted Shares, shall determine the time when each such Award shall be granted, whether shares of Common Stock covered by awards of Restricted Shares will be issued at the beginning or the end of the Restriction Period and whether Dividend Equivalents will be paid during the Restriction Period in the event shares of the Common Stock are to be issued at the end of the Restriction Period, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each award of Restricted Shares and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this
Section 8.1 shall be specified in the Agreement.

     8.2 Issuance of Restricted Shares at Beginning of the Restriction Period. If shares of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Shares shall be registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company and the Holder shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

     8.3 Restrictions. Restricted Shares issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may in its sole discretion designate, paid or distributed on such Restricted Shares and to exercise all other rights, powers and privileges of a Holder of Common Stock with respect to such Restricted Shares; except, that (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (b) the Company will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 8.2; (c) other than such dividends and distributions as the Committee may in its sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (d) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or his interest in any of them during the Restriction Period; and
(e) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

     8.4 Issuance of Stock at End of the Restriction Period. Restricted Shares issued at the end of the Restriction Period shall not constitute issued and outstanding shares of Common Stock and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an award of Restricted Shares, in each case until such shares shall have been transferred to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the

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

Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.

     8.5 Cash Awards. In connection with any award of Restricted Shares, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Shares at any time after such Restricted Shares shall have become vested. Such cash awards shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

     8.6 Completion of Restriction Period. On the Vesting Date with respect to each award of Restricted Shares, and the satisfaction of any other applicable restrictions, terms and conditions (a) all or the applicable portion of such Restricted Shares shall become vested, (b) any Retained Distributions and any unpaid Dividend Equivalents with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested and (c) any cash award to be received by the Holder with respect to such Restricted Shares shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Retained Distributions and unpaid Dividend Equivalents that shall have become vested, and payment of any cash awards that shall have become payable, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide.

                                   ARTICLE IX

                                  STOCK UNITS

     9.1 Grant. In addition to granting awards of Options, SARs and Restricted Shares, the Committee shall have authority to grant to eligible persons awards of Stock Units which may be in the form of Common Stock or units, the value of which is based, in whole or in part, on the Fair Market Value of the Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 9.2, awards of Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its sole discretion, which need not be identical for each Award. The determinations made by the Committee pursuant to this Section
9.1 shall be specified in the applicable Agreement.

     9.2 Rules. The Committee may, in its sole discretion, establish any or all of the following rules for application to an award of Stock Units:

          (a) Any shares of Common Stock which are part of an award of Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or if later, the date provided by the Committee at the time of the Award.

          (b) Such Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an award of Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

          (c) Awards of Stock Units may relate in whole or in part to performance or other criteria established by the Committee at the time of grant.

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

          (d) Awards of Stock Units may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts with respect to the number of shares of Common Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any.

          (e) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Stock Unit Award was made subject at the time of grant.

                                   ARTICLE X

                               PERFORMANCE AWARDS

     10.1 Terms of Performance Awards. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (i) 90 days after the commencement of the period of service to which the Performance Goal relates and (ii) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met.

     10.2 Performance Goal Criteria. Such a Performance Goal may be based on one or more business criteria that apply to the individual, one or more business units of the Company, or the Company as a whole, and may include one or more of the following: revenue, net income, stock price, market share, earnings per share, cash flow, return on equity, return on assets or decrease in costs. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation sec. 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions.

     10.3 Committee Certification. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

     10.4 Certain Limitations. Notwithstanding anything to the contrary contained in this Plan, any Performance Awards made hereunder shall be limited so that no person may be granted Performance Awards consisting of cash or in any other form permitted under this Plan (other than Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares, or, in either case, additional cash amounts related to such an Award) in respect of any one-year period having a value determined on the date of grant in excess of $10,000,000.

                                   ARTICLE XI

                               GENERAL PROVISIONS

     11.1 Acceleration of Options, SARs, Restricted Shares, Stock Units and Performance Awards.

          (a) Death or Disability. If a Holder's employment shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, (iii) in the case of Stock Units, each such award of Stock Units shall become vested in full, and (iv) in the case of Performance Awards, each such Performance Award shall become vested in full.

          (b) Approved Transactions; Board Change; Control Purchase. In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; (iii) in the case of Stock Units, each such award of Stock Units shall become vested in full; and (iv) in the case of Performance Awards, all Performance Goals shall thereupon be deemed to have been achieved, fully vested and immediately payable, in each case effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction; provided, however, that any Options, SARs or, if applicable, Stock Units not theretofore exercised shall terminate upon consummation of the Approved Transaction. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis nor Performance Goals be deemed to have been achieved in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken, or made effective provision for the taking of, such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for such Award or to assume such Award and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

     11.2  Termination of Employment.

          (a) General. If a Holder's employment shall terminate prior to the complete exercise of an Option or SAR (or deemed exercise thereof, as provided in Section 7.2) or during the Restriction Period with respect to any Restricted Shares or prior to the vesting or complete exercise of any Stock Units or Performance Award, then such Option, SAR, Stock Unit or Performance Award shall thereafter be exercisable, and the Holder's rights to any unvested Restricted Shares, Retained Distributions, unpaid Dividend Equivalents and cash amounts and any such unvested Stock Units shall thereafter vest solely to the extent provided in the applicable Agreement; provided, however, that (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder's employment terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and
     (iii) any termination by the Company for cause will be treated in accordance with the provisions of Section 11.2.

          (b) Termination by Company for Cause. If a Holder's employment with the Company or a Subsidiary shall be terminated by the Company or such Subsidiary during the Restriction Period with respect to any Restricted Shares, or prior to the exercise of any Option or SAR, or prior to the vesting or exercise of any Stock Unit, or prior to the vesting of any Performance Award, for cause (for these

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

     purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction, Control Purchase or Board Change, termination for cause shall mean only a felony conviction for fraud, misappropriation or embezzlement), then (i) all Options and SARs and all unvested or unexercised Stock Units held by such Holder shall immediately terminate, (ii) such Holder's rights to all Restricted Shares, Retained Distributions, any unpaid Dividend Equivalents and any cash awards shall be forfeited immediately and (iii) such Holder's interest in all unvested Performance Awards shall be forfeited immediately.

          (c) Miscellaneous. The Committee may determine whether any given leave of absence constitutes a termination of employment; provided, however, that for purposes of the Plan (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided the employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company or any Subsidiary.

     11.3 Right of Company to Terminate Employment. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Holder at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary.

     11.4 Nonalienation of Benefits. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

     11.5 Written Agreement. Each grant of an Option under the Plan shall be evidenced by a stock option agreement which shall designate the Options granted thereunder as Incentive Stock Options or Nonqualified Stock Options; each SAR shall be evidenced by a stock appreciation rights agreement; each award of Restricted Shares shall be evidenced by a restricted shares agreement; each award of Stock Units shall be evidenced by a stock units agreement; each Performance Award shall be evidenced by a performance award agreement, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, Stock Units or Performance Awards shall be notified promptly of such grant and a written agreement shall be promptly executed and delivered by the Company and the grantee, provided that, in the discretion of the Committee, such grant of Options, SARs, Restricted Shares, Stock Units or Performance Award shall terminate if such written agreement is not signed by such grantee (or his attorney) and delivered to the Company within 60 days after the date the Committee approved such grant. Any such written agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate (i) to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company or (ii) to provide cash payments to the Holder to mitigate the impact of such penalty provisions upon the Holder. Any such agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 11.8(b).

     11.6 Designation of Beneficiaries. Each person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

     11.7 Right of First Refusal. The Agreements may contain such provisions as the Committee shall determine to the effect that if a Holder elects to sell all or any shares of Common Stock that such Holder acquired upon the exercise of an Option or SAR or upon the vesting of Restricted Shares or Stock Units awarded under the Plan, then such Holder shall not sell such shares unless such Holder shall have first offered in writing to sell such shares to the Company at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than ten business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options or SARs and the vesting of Restricted Shares or Stock Units shall bear a restrictive legend to the effect that transferability of such shares are subject to the restrictions contained in the Plan and the applicable Agreement and the Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.

     11.8  Termination and Amendment.

          (a) General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Board or the Committee may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; except that no such modification or amendment shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

          (b) Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 11.8(a)), the Committee may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and issue a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 11.08(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time, or impair the enforceability of any such provision.

     11.9 Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as the Common Stock is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of Common Stock that may be issued to Holders under the Plan, and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

     11.10 Withholding. The Company's obligation to deliver shares of TCOMA or LBTYA or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any

Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Stock Units, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including, without limitation, the conditions referenced in Section 6.6) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

     11.11 Separability. It is the intent of the Company that Awards under this Plan comply with certain exemptive provisions of Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention, and that if any provision of this Plan is found not to be consistent with the availability of exemptions for grants and awards or dispositions to the Company under Rule 16b-3, such provision shall be null and void to the extent required to comply with such exemptive provisions of Rule 16b-3.

     11.12 Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise then under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     11.13 Exclusion from Pension and Profit-Sharing Computation. By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

     11.14 Unfunded Plan. Neither the Company nor any Subsidiary shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards and the Plan shall constitute an "unfunded" plan of the Company. Except as provided in Article VII with respect to awards of Restricted Shares and except as expressly set forth in writing, no employee shall have voting or other rights with respect to shares of Common Stock prior to the delivery of such shares. Neither the Company nor any Subsidiary shall, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property, and the liabilities of the Company and any Subsidiary to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     11.15 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     11.16 Accounts. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in
Section 11.10.

     11.17 Legends. In addition to any legend contemplated by Section 11.7, each certificate evidencing Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including, without limitation, any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

     11.18 Company's Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

     If you are planning to attend the Annual Meeting in person, you must bring the admission ticket printed on this page with you. You will be asked for this ticket at the stockholder registration desk at the Annual Meeting. If you do not have an admission ticket, other evidence of share ownership will be necessary to obtain admission to the Annual Meeting.

                          (Please cut along this line)

 ................................................................................

                           TELE-COMMUNICATIONS, INC.

                1996 ANNUAL STOCKHOLDER MEETING ADMISSION TICKET

The Annual Meeting of Stockholders of Tele-Communications, Inc. will be held at 10:00 a.m. local time, on Thursday, August 15, 1996, at the TCI National Digital Television Center, 4100 E. Dry Creek Road, Littleton, Colorado.

                    TO ATTEND THIS MEETING YOU MUST PRESENT
               THIS ADMISSION TICKET OR PROOF OF STOCK OWNERSHIP

                          TELE-COMMUNICATIONS, INC.
                            POST OFFICE BOX 5630
                              DENVER, CO  80217

                          TELE-COMMUNICATIONS, INC.
                       SERIES A TCI GROUP COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bob Magness and John C. Malone, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced common stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on June 17, 1996, at the Annual Meeting of TCI to be held on August 15, 1996 or any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND
2.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: Tony Coelho, John C. Malone and Robert A. Naify).

FOR all nominees listed above:    WITHHOLD AUTHORITY to vote for all nominees
                              ---
listed above:
             ---
                                  *EXCEPTIONS:
                                              ---

    (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below:

- --------------------------------------------------------------------------------

2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1996 Incentive Plan.

    FOR                   AGAINST                  ABSTAIN
         ---                      ---                       ---

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.


                                Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign.
                                Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                DATED                    , 1996
                                      -------------------


                                -------------------------------
                                Stockholder's Signature


                                -------------------------------
                                Stockholder's Signature

Please Sign, Date and Return    Votes MUST be Indicated
the Proxy Card Promptly Using   in Black or Blue Ink (X)
the Enclosed Envelope

                          TELE-COMMUNICATIONS, INC.
                            POST OFFICE BOX 5630
                              DENVER, CO  80217

                          TELE-COMMUNICATIONS, INC.
                  SERIES A LIBERTY MEDIA GROUP COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bob Magness and John C. Malone, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced common stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on June 17, 1996, at the Annual Meeting of TCI to be held on August 15, 1996 or any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND
2.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: Tony Coelho, John C. Malone and Robert A. Naify).

FOR all nominees listed above:    WITHHOLD AUTHORITY to vote for all nominees
                              ---
listed above:
             ---

                                  *EXCEPTIONS:
                                              ---

    (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below:


- --------------------------------------------------------------------------------

2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1996 Incentive Plan.

    FOR                   AGAINST                  ABSTAIN
         ---                      ---                       ---

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.


                                Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign.
                                Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                DATED:                   , 1996
                                      -------------------


                                -------------------------------
                                   Stockholder's Signature


                                -------------------------------
                                   Stockholder's Signature


Please Sign, Date and Return    Votes MUST be Indicated
the Proxy Card Promptly Using   in Black or Blue Ink (X)
the Enclosed Envelope

                          TELE-COMMUNICATIONS, INC.
                            POST OFFICE BOX 5630
                              DENVER, CO  80217

                          TELE-COMMUNICATIONS, INC.
                       SERIES B TCI GROUP COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bob Magness and John C. Malone, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced common stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on June 17, 1996, at the Annual Meeting of TCI to be held on August 15, 1996 or any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND
2.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: Tony Coelho, John C. Malone and Robert A. Naify).

FOR all nominees listed above:    WITHHOLD AUTHORITY to vote for all nominees
                              ---
listed above:
             ---

                                  *EXCEPTIONS:
                                              ---

    (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below:


- --------------------------------------------------------------------------------

2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1996 Incentive Plan.

    FOR                   AGAINST                  ABSTAIN
         ---                      ---                       ---

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign.
                                Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                DATED:                    , 1996
                                      --------------------


                                -------------------------------
                                    Stockholder's Signature


                                -------------------------------
                                    Stockholder's Signature


Please Sign, Date and Return    Votes MUST be Indicated
the Proxy Card Promptly Using   in Black or Blue Ink (X)
the Enclosed Envelope

                          TELE-COMMUNICATIONS, INC.
                            POST OFFICE BOX 5630
                              DENVER, CO  80217

                          TELE-COMMUNICATIONS, INC.
                  SERIES B LIBERTY MEDIA GROUP COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bob Magness and John C. Malone, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced common stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on June 17, 1996, at the Annual Meeting of TCI to be held on August 15, 1996 or any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND
2.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: Tony Coelho, John C. Malone and Robert A. Naify).

FOR all nominees listed above:    WITHHOLD AUTHORITY to vote for all nominees
                              ---
listed above:
             ---

                                  *EXCEPTIONS:
                                              ---

    (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below:


- --------------------------------------------------------------------------------

2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1996 Incentive Plan.

    FOR                   AGAINST                  ABSTAIN
         ---                      ---                       ---

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign.
                                Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                DATED:                   , 1996
                                      -------------------


                                -------------------------------
                                     Stockholder's Signature


                                -------------------------------
                                     Stockholder's Signature


Please Sign, Date and Return    Votes MUST be Indicated
the Proxy Card Promptly Using   in Black or Blue Ink (X)
the Enclosed Envelope

                          TELE-COMMUNICATIONS, INC.
                            POST OFFICE BOX 5630
                              DENVER, CO  80217

    CLASS B 6% CUMULATIVE REDEEMABLE EXCHANGEABLE JUNIOR PREFERRED STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bob Magness and John C. Malone, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced preferred stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on June 17, 1996, at the Annual Meeting of TCI to be held on August 15, 1996 or any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: Tony Coelho, John C. Malone and Robert A. Naify).

FOR all nominees listed above:    WITHHOLD AUTHORITY to vote for all nominees
                              ---
listed above:
             ---

                                  *EXCEPTIONS:
                                              ---

    (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below:


- --------------------------------------------------------------------------------


2. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign.
                                Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                DATED:                   , 1996
                                      -------------------


                                -------------------------------
                                     Stockholder's Signature


                                -------------------------------
                                     Stockholder's Signature


Please Sign, Date and Return    Votes MUST be Indicated
the Proxy Card Promptly Using   in Black or Blue Ink (X)
the Enclosed Envelope

                          TELE-COMMUNICATIONS, INC.
                            POST OFFICE BOX 5630
                              DENVER, CO  80217

                    CONVERTIBLE PREFERRED STOCK, SERIES C

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bob Magness and John C. Malone, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced preferred stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on June 17, 1996, at the Annual Meeting of TCI to be held on August 15, 1996 or any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND
2.

          (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: Tony Coelho, John C. Malone and Robert A. Naify).

FOR all nominees listed above:    WITHHOLD AUTHORITY to vote for all nominees
                              ---
listed above:
             ---
                                  *EXCEPTIONS:
                                              ---

    (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below:


- --------------------------------------------------------------------------------

2. To consider and vote upon a proposal to approve the Tele-Communications, Inc. 1996 Incentive Plan.

    FOR                   AGAINST                  ABSTAIN
         ---                      ---                       ---

3. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.



                                Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign.
                                Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                DATED:                   , 1996
                                      -------------------



                                -------------------------------
                                     Stockholder's Signature



                                -------------------------------
                                     Stockholder's Signature


Please Sign, Date and Return    Votes MUST be Indicated
the Proxy Card Promptly Using   in Black or Blue Ink (X)
the Enclosed Envelope

                          TELE-COMMUNICATIONS, INC.
                            POST OFFICE BOX 5630
                              DENVER, CO  80217

         REDEEMABLE CONVERTIBLE TCI GROUP PREFERRED STOCK, SERIES G

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bob Magness and John C. Malone, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced preferred stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on June 17, 1996, at the Annual Meeting of TCI to be held on August 15, 1996 or any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: Tony Coelho, John C. Malone and Robert A. Naify).

FOR all nominees listed above:    WITHHOLD AUTHORITY to vote for all nominees
                              ---
listed above:
             ---

                                  *EXCEPTIONS:
                                              ---

    (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below:


- --------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.

                                Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign.
                                Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                DATED:                   , 1996
                                      -------------------



                                -------------------------------
                                     Stockholder's Signature


                                -------------------------------
                                     Stockholder's Signature


Please Sign, Date and Return    Votes MUST be Indicated
the Proxy Card Promptly Using   in Black or Blue Ink (X)
the Enclosed Envelope

                          TELE-COMMUNICATIONS, INC.
                            POST OFFICE BOX 5630
                              DENVER, CO  80217

    REDEEMABLE CONVERTIBLE LIBERTY MEDIA GROUP PREFERRED STOCK, SERIES H

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bob Magness and John C. Malone, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced preferred stock of Tele-Communications, Inc. ("TCI") held of record by the undersigned on June 17, 1996, at the Annual Meeting of TCI to be held on August 15, 1996 or any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

            (Continued, and to be signed and dated on reverse side.)

1. Election of Three Directors (Nominees: Tony Coelho, John C. Malone and Robert A. Naify).

FOR all nominees listed above:    WITHHOLD AUTHORITY to vote for all nominees
                              ---
listed above:
             ---

                                  *EXCEPTIONS:
                                              ---

    (Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below:


- --------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.




                                Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign.
                                Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                DATED:                   , 1996
                                      -------------------


                                -------------------------------
                                    Stockholder's Signature


                                -------------------------------
                                    Stockholder's Signature


Please Sign, Date and Return    Votes MUST be Indicated
the Proxy Card Promptly Using   in Black or Blue Ink (X)
the Enclosed Envelope